  THE WITHIN DEFINITIVE NOTICE OF MEETING AND PROXY STATEMENT (FORM DEF 14A) FILED THIS 15TH DAY OF APRIL 2002 SUPERSEDES ANY PRIOR FILING WITH RESPECT
                                   THERETO.

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           ARROW ELECTRONICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

ARROW ELECTRONICS, INC.
25 HUB DRIVE
MELVILLE, NEW YORK 11747

ARROW ELECTRONICS LOGO

STEPHEN P. KAUFMAN
CHAIRMAN OF THE BOARD

                                                                  April 15, 2002

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Arrow Electronics, Inc., which will be held on Thursday, May 23, 2002 at 11:00 A.M., at the offices of JPMorgan Chase, 270 Park Avenue, New York, New York. The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

     The matters scheduled to be considered at the meeting are the election of directors, proposed amendments to the Arrow Electronics, Inc. Stock Option Plan and the Arrow Electronics, Inc. Restricted Stock Plan increasing the number of shares of common stock issuable thereunder and making certain other modifications to the Stock Option Plan, the adoption of the Arrow Electronics, Inc. 2002 Non-Employee Directors Stock Option Plan, and the ratification of the appointment of Arrow's auditors.

     The Board of Directors recommends the approval of the proposals being presented at the Annual Meeting of Shareholders as being in the best interest of Arrow. We urge you to read the Proxy Statement and give these proposals your careful attention before completing the enclosed proxy card.

     Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience. You may also vote your shares by touch-tone telephone from the U.S. and Canada by using the toll-free telephone number on your proxy card.

                                          Sincerely yours,

                                              /s/ Stephen P. Kaufman

                                               Stephen P. Kaufman
                                                 Chairman of the Board

                            ARROW ELECTRONICS, INC.
                                  25 HUB DRIVE
                            MELVILLE, NEW YORK 11747
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 23, 2002
                            ------------------------

                                                                  April 15, 2002

To the Shareholders of
  Arrow Electronics, Inc.:

     The Annual Meeting of Shareholders of Arrow Electronics, Inc., a New York corporation ("Arrow"), will be held at the offices of JPMorgan Chase, 270 Park Avenue, New York, New York, on May 23, 2002 at 11:00 A.M., prevailing local time, for the following purposes:

     1.  To elect directors of Arrow for the ensuing year.

     2. To consider and act upon a proposal to amend and restate the Arrow Stock Option Plan to increase the number of shares authorized to be issued pursuant to options awarded thereunder from 21,000,000 shares to 23,600,000 shares and to make certain other modifications to the plan.

     3. To consider and act upon a proposal to amend and restate the Arrow Restricted Stock Plan to increase the number of shares authorized to be awarded thereunder from 3,960,000 shares to 4,760,000 shares.

     4. To consider and act upon a proposal to adopt the Arrow 2002 Non-Employee Directors Stock Option Plan.

     5. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as Arrow's independent auditors for the fiscal year ending December 31, 2002.

     6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on April 3, 2002 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                                           By Order of the Board of Directors,

                                                    Robert E. Klatell
                                                        Secretary

                                   IMPORTANT
     Please complete, sign, and date the enclosed proxy and return it promptly in the enclosed return envelope which has been provided for your convenience or vote your shares by touch-tone telephone, whether or not you plan to attend the meeting. Your prompt response will assure a quorum and reduce solicitation expense.

                            ARROW ELECTRONICS, INC.
                                  25 HUB DRIVE

                            MELVILLE, NEW YORK 11747

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 23, 2002

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This Proxy Statement, mailed to shareholders on April 15, 2002, is furnished in connection with the solicitation by the Board of Directors of Arrow Electronics, Inc., a New York corporation ("Arrow"), of proxies to be voted at the Annual Meeting of Shareholders to be held in New York, New York on May 23, 2002, and any adjournments thereof, for the purposes set forth in the accompanying notice. Each proxy will be voted with respect to all shares represented by it in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no directions are specified will be voted for the election of directors and in favor of the actions described by the proxy. Any proxy may be revoked at any time prior to exercise by written notice to the Secretary of Arrow by the person giving the proxy.

     The cost of soliciting proxies will be borne by Arrow. Solicitation of proxies is being made by Arrow through the mail, in person, and by telephone. In addition to regular employees of Arrow who may engage in such solicitation, Arrow has retained D.F. King & Co., Inc. to assist in soliciting proxies at an anticipated cost of $8,500 plus expenses. Arrow will also request brokers and other nominees to forward soliciting materials to the beneficial owners of the stock held of record by such persons and will reimburse such persons for their expenses in forwarding such materials.

     Only shareholders of record of Arrow's common stock at the close of business on April 3, 2002 are entitled to notice of and to vote at the meeting or any adjournments thereof. On April 3, 2002, Arrow had outstanding 100,363,695 shares of common stock. Each share of common stock is entitled to one vote.

     The following table sets forth certain information with respect to the only shareholders known to management to own beneficially more than 5% of the outstanding common stock of Arrow as of April 3, 2002.

NAME AND ADDRESS                                               NUMBER OF SHARES     PERCENT OF
OF BENEFICIAL OWNER                                           BENEFICIALLY OWNED     CLASS(1)
-------------------                                           ------------------    ----------
FMR Corp.                                                         14,980,547(2)        14.9%
82 Devonshire Street
Boston, Massachusetts 02109
Mutuelles AXA                                                     14,562,432(3)        14.5%
370, rue Saint Honore
75001 Paris, France
Wellington Management Company, LLP                                11,272,800(4)        11.2%
75 State Street
Boston, Massachusetts 02109
Vanguard Windsor Funds -- Vanguard Windsor Fund                   10,575,900(5)        10.5%
Post Office Box 2600
Valley Forge, Pennsylvania 19482

---------------
(1) Calculation is based upon shares of common stock outstanding as of April 3, 2002.

(2) Based upon a Schedule 13G dated February 14, 2002 filed with the Securities and Exchange Commission and reflects sole voting power with respect to 285,100 shares and sole dispositive power with respect to 14,980,547 shares beneficially owned by FMR Corp., a parent holding company.

(3) Based upon a Schedule 13G dated December 31, 2001 filed with the Securities and Exchange Commission by AXA Conseil Vie Assurance Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle, collectively, Mutuelles AXA (insurance companies) and reflects sole dispositive power with respect to 14,562,432 shares, sole voting power with respect to 7,724,918 shares, and shared voting power with respect to 1,555,688 shares beneficially owned by Mutuelles AXA. Of such shares, 14,562,432 are beneficially owned by Alliance Capital Management L.P., an indirect subsidiary of Mutuelles AXA, acquired on behalf of client discretionary investment advisory accounts.

(4) Based upon a Schedule 13G dated February 14, 2002 filed with the Securities and Exchange Commission and reflects shared voting power with respect to 1,475,970 shares and shared dispositive power with respect to 11,272,800 shares beneficially owned by Wellington Management Company, LLP, a registered investment adviser.

(5) Based upon a Schedule 13G dated February 25, 2002 filed with the Securities and Exchange Commission and reflects sole voting power and shared dispositive power with respect to the shares beneficially owned by Vanguard Windsor Funds -- Vanguard Windsor Fund, a registered investment company.

     At April 3, 2002, all executive officers and directors of Arrow as a group were the beneficial owners of 6,328,214 shares (6.3%), including 2,428,673 shares held by the Arrow Electronics Stock Ownership Plan, of which Mr. Stephen
P. Kaufman, Mr. Robert E. Klatell, and Mr. John C. Waddell are the trustees, including shares allocated to the accounts of Messrs. Kaufman, Klatell, and Waddell (pursuant to certain regulations promulgated by the Securities and Exchange Commission, Messrs. Kaufman, Klatell, and Waddell may be deemed to have beneficial ownership of these shares by virtue of their shared power as trustees to vote such shares); options to purchase 2,983,137 shares granted under Arrow's Stock Option Plan or under stock option plans of companies acquired by Arrow and assumed by Arrow as part of the acquisition (of which 2,009,137 options are currently exercisable), including options to purchase 700,000 shares, 777,000 shares, 208,000 shares, 40,000 shares, and 188,500 shares granted to Mr. Francis
M. Scricco, Mr. Kaufman, Mr. Klatell, Mr. Arthur H. Baer and Mrs. Betty Jane Scheihing, respectively (of which 327,000 options, 676,250 options, 157,500 options, 17,500 options, and 146,250 options, respectively, are currently exercisable); 553,530 shares awarded under Arrow's Restricted Stock Plan (of which 302,657 shares have vested and are not forfeitable), including 126,743 shares, 38,625 shares, 44,705 shares, 18,500 shares, and 19,564 shares awarded to Mr. Scricco, Mr. Kaufman, Mr. Klatell, Mr. Baer, and Mrs. Scheihing, respectively (of which 85,627 shares, 38,625 shares, 26,830 shares, 8,375 shares, and 10,014 shares, respectively, have vested and are not forfeitable); options to purchase 198,000 shares granted under Arrow's Non-Employee Directors Stock Option Plan (of which 125,250 shares are currently exercisable and 27,000 shares are exercisable within 60 days from the date of this Proxy Statement); and 17,681 common stock units deferred under Arrow's Non-Employee Directors Deferral Plan. Mr. Baer and Mrs. Scheihing were the beneficial owners of 58,500 shares and 208,064 shares or (.1%) and (.2%) of outstanding common stock as of April 3, 2002, respectively.

                             ELECTION OF DIRECTORS

     The entire Board of Directors of Arrow is to be elected, and those persons elected will hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified. Persons receiving a plurality of the votes cast at the meeting will be elected directors. Consequently, any shares not voted (whether by abstention or broker non-votes) have no effect on the election of directors. Proxies in the enclosed form will be voted for the election as directors of the eleven nominees named below. Management does not contemplate that any of the nominees will be unable to serve as a director, but if that contingency should occur prior to the voting of the proxies, the persons named in the accompanying proxy reserve the right to substitute another person of their choice when voting at the meeting or any adjournment thereof. All of the nominees are currently directors of Arrow and were elected at Arrow's last annual meeting.

                                                                               SHARES OF
                                                                              COMMON STOCK    PERCENTAGE
                                                                                 OWNED            OF
                                  POSITION WITH ARROW AND         DIRECTOR    BENEFICIALLY    OUTSTANDING
        NAME           AGE          BUSINESS EXPERIENCE            SINCE     APRIL 3, 2002       STOCK
        ----           ---        -----------------------         --------   --------------   -----------
Daniel W. Duval        65    Retired; Vice Chairman of Robbins     1987           38,375(1)        --%
                             & Myers, Inc., a manufacturer of
                             fluids management systems, from
                             January 1999 to December 1999 and
                             President and Chief Executive
                             Officer for more than five years
                             prior thereto; director of Robbins
                             & Myers, Inc., National City Bank,
                             Ohio, and The Manitowood Company,
                             Inc.
Carlo Giersch          64    Chairman of the Supervisory Board,    1990          139,800(2)        .1%
                             Arrow Europe, GmbH (or its
                             predecessor) since January 1999;
                             Chief Executive Officer, FLC
                             Consulting GmbH, a consulting,
                             investment, and real estate
                             holding company, for more than
                             five years; Chairman of Spoerle
                             Electronic, Arrow's wholly-owned
                             German subsidiary, for more than
                             five years ending June 2001.
John N. Hanson         60    Chairman of the Board of Joy          1997           34,882(1)        --%
                             Global Inc. (formerly Har-
                             nischfeger Industries, Inc.), a
                             manufacturer of equipment for
                             mining, pulp and papermaking, and
                             material handling, since August
                             2000, Chief Executive Officer
                             since May 1999, Vice Chairman from
                             November 1998 to August 2000,
                             President since June 1996, and
                             Chief Operating Officer from June
                             1995 to May 1999; director of Joy
                             Global Inc.

                                                                               SHARES OF
                                                                              COMMON STOCK    PERCENTAGE
                                                                                 OWNED            OF
                                  POSITION WITH ARROW AND         DIRECTOR    BENEFICIALLY    OUTSTANDING
        NAME           AGE          BUSINESS EXPERIENCE            SINCE     APRIL 3, 2002       STOCK
        ----           ---        -----------------------         --------   --------------   -----------
Stephen P. Kaufman     60    Senior Lecturer, Harvard Business     1983        3,244,298(3)       3.2%
                             School, since January 2001;
                             Chairman of the Board of Arrow for
                             more than five years, Chief Execu-
                             tive Officer for more than five
                             years ending July 2000, and
                             President for more than five years
                             ending June 1999; director of
                             Polaroid Corporation and Harris
                             Corporation.
Roger King             61    Chief Executive Officer of Sa Sa      1995           36,175(1)        --%
                             International Holdings Limited, a
                             retailer of cosmetics, since
                             August 1999; Executive Director of
                             Orient Overseas (International)
                             Limited, an investment holding
                             company, with investments
                             principally in integrated
                             containerized trans-portation
                             businesses, for more than five
                             years.
Robert E. Klatell      56    Executive Vice President and          1989        2,681,378(3)       2.7%
                             Secretary of Arrow for more than
                             five years; General Counsel for
                             more than five years ending
                             September 2001.
Karen Gordon Mills     48    Managing Director of Solera           1994           39,949(1)        --%
                             Capital LLC, a venture capital
                             firm, since August 1999; President
                             of MMP Group, Inc., a consulting
                             firm, for more than five years;
                             director of The Scotts Company and
                             The Guardian Life Insurance
                             Company of America.

                                                                               SHARES OF
                                                                              COMMON STOCK    PERCENTAGE
                                                                                 OWNED            OF
                                  POSITION WITH ARROW AND         DIRECTOR    BENEFICIALLY    OUTSTANDING
        NAME           AGE          BUSINESS EXPERIENCE            SINCE     APRIL 3, 2002       STOCK
        ----           ---        -----------------------         --------   --------------   -----------
Barry W. Perry         55    Chairman of the Board and Chief       1999           29,100(4)        --%
                             Executive Officer of Engelhard
                             Corporation, an environmental
                             technology, specialty chemical,
                             and engi-neered materials company,
                             since January 2001, Presi-dent and
                             Chief Operating Officer from
                             January 1997 to December 2000.
Richard S. Rosenbloom  69    David Sarnoff Professor of            1992           35,650(5)        --%
                             Business Administration at Harvard
                             Business School for more than five
                             years prior to July 1998 and
                             Professor Emeritus subsequent
                             thereto.
Francis M. Scricco     52    Chief Executive Officer of Arrow      1999          826,743(6)        .8%
                             since July 2000, President since
                             June 1999, Chief Operating Officer
                             from September 1997 to July 2000,
                             and Executive Vice President from
                             September 1997 to June 1999; Group
                             President of Fisher Scientific
                             International, Inc., a lab-
                             oratory equipment manu-
                             facturer, from March 1994 to
                             September 1997.
John C. Waddell        64    Retired; Vice Chairman of the         1969        2,458,249(7)       2.4%
                             Board of Arrow for more than five
                             years, Chairman of the Board until
                             May 1994.

---------------
(1) Includes shares owned individually, options to purchase shares granted under Arrow's Non-Employee Directors Stock Option Plan, and common stock units deferred under Arrow's Non-Employee Directors Deferral Plan. See page 3.

(2) Includes shares owned individually, options to purchase shares granted under Arrow's Stock Option Plan, and shares awarded under Arrow's Restricted Stock Plan. See page 3.

(3) Includes options to purchase shares granted under Arrow's Stock Option Plan, shares awarded under Arrow's Restricted Stock Plan, and shares held by Arrow's Stock Ownership Plan. See page 3.

(4) Includes options to purchase shares granted under Arrow's Non-Employee Directors Stock Option Plan and common stock units deferred under Arrow's Non-Employee Directors Deferral Plan. See page 3.

(5) Includes shares owned individually and options to purchase shares granted under Arrow's Non-Employee Directors Stock Option Plan. See page 3.

(6) Includes options to purchase shares granted under Arrow's Stock Option Plan and shares awarded under Arrow's Restricted Stock Plan. See page 3.

(7) Includes shares owned individually, options to purchase shares granted under Arrow's Non-Employee Directors Stock Option Plan, and shares held by Arrow's Stock Ownership Plan. See page 3.

     The audit committee of the Board of Directors consists of Mr. Rosenbloom, Mr. Hanson, Mr. King, Mr. Perry, and Mr. Waddell. The audit committee reviews Arrow's financial reporting process and evaluates and reviews such matters as Arrow's accounting policies, reporting practices, internal audit function, and internal accounting controls. The committee also reviews the scope and results of the audit conducted by Arrow's independent auditors and monitors their independence.

     The compensation committee of the Board of Directors consists of Mr. Perry, Mr. Duval, Mrs. Mills, and Mr. Rosenbloom. The compensation committee determines the salary of the Chief Executive Officer, implements the 1999 Performance Bonus Plan, reviews and approves the compensation of other senior managers, advises the Board of Directors generally with regard to other compensation and employee benefit matters, collects information in connection with the evaluation of the performance of the Chief Executive Officer, and approves stock option and restricted stock awards.

     The corporate governance committee of the Board of Directors consists of Mr. Duval, Mr. Hanson, Mr. King and Mrs. Mills. Shareholder recommendations for nominees for membership on the Board of Directors will be considered by the corporate governance committee. Such recommendations may be submitted to the Secretary of Arrow, who will forward them to the corporate governance committee. The corporate governance committee has primary responsibility for developing the corporate governance guidelines for Arrow and for making recommendations with respect to committee assignments.

     The charitable contributions committee of the Board of Directors consists of Mr. Waddell and Mr. Klatell. The charitable contributions committee reviews community and civic programs and services of educational, environmental, health care, cultural, and other social organizations and approves the charitable contributions to be made by the company.

     Under Arrow's corporate governance guidelines, the independent directors meet at least twice a year in executive session; once under the guidance of the chairman of the compensation committee to evaluate the performance of the Chief Executive Officer and once under the guidance of the chairman of the corporate governance committee to discuss senior management development and succession.

     During 2001 there were six meetings of the Board of Directors, six meetings of the audit committee, eight meetings of the compensation committee, three meetings of the corporate governance committee, and one meeting of the charitable contributions committee. All directors attended 75% or more of the meetings of the Board of Directors and the committees on which they served.

REPORT OF THE AUDIT COMMITTEE

     The audit committee reviews Arrow's financial reporting process on behalf of the Board of Directors. The audit committee is composed of five independent directors and operates under a written charter adopted by the Board of Directors. A copy of the committee's charter was attached to last year's proxy statement. No member of the audit committee is employed by or has any material relationship with the company. Management has the primary responsibility for preparing the financial statements and the reporting process, including Arrow's systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, and the clarity of financial statement disclosures.

     The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of Arrow's financial reporting and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards. In addition, the audit committee received from and discussed with the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and considered the compatibility of non-audit services rendered to Arrow with the auditors' independence. The audit committee also discussed with the independent auditors any matters required to be considered by Statement on Auditing Standards No. 61 ("Communication with Audit Committees").

     The audit committee also discussed with the independent auditors and Arrow's operating controls (internal audit) group the overall scope and plans for their respective audits. The audit committee periodically met with the independent auditors and the operating controls group, with and without management present, to discuss the results of their examinations, their evaluations of Arrow's internal controls, and the overall quality of Arrow's financial reporting.

     In reliance on these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

Richard S. Rosenbloom, Chairman
John N. Hanson
Roger King
Barry W. Perry
John Waddell

PRINCIPAL ACCOUNTING FIRM FEES

  Audit Fees

     The aggregate fees billed by Arrow's principal accounting firm, Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for the year ending December 31, 2001 and the reviews of the financial statements included in the Forms 10-Q for that year were $1,231,000.

  All Other Fees

     Ernst & Young LLP billed an additional $2,285,000. Of that amount, $731,000 was in connection with other audit related services, principally statutory audits, acquisition support, and registration statements, and $1,554,000 was principally related to tax services. Ernst & Young LLP did not provide services related to financial information systems design or implementation. The audit committee has determined that the provision of the non-audit services described above is compatible with maintaining Ernst & Young LLP's independence.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

     The following table provides certain summary information concerning the compensation for the past three years of the Chief Executive Officer and each of the other four most highly compensated executive officers of the company (the "named executive officers").

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                     AWARDS(1)
                                        ANNUAL COMPENSATION(1)                -----------------------
                            -----------------------------------------------   RESTRICTED   SECURITIES
         NAME AND                                            OTHER ANNUAL       STOCK      UNDERLYING      ALL OTHER
    PRINCIPAL POSITION      YEAR   SALARY(2)     BONUS      COMPENSATION(3)   AWARDS(4)     OPTIONS     COMPENSATION(5)
    ------------------      ----   ---------   ----------   ---------------   ----------   ----------   ---------------
Francis M. Scricco,         2001   $674,870    $       --      $146,841        $264,500     123,000         $10,200
President and Chief         2000    600,000       900,000       199,369         258,500     280,000(6)       10,200
Executive Officer(6)(7)     1999    462,500       320,000        94,330         203,750      70,000           9,600

Stephen P. Kaufman,         2001    482,050            --        12,064              --      17,000          10,200
Chairman(6)                 2000    700,000     1,100,000        29,476              --          --          10,200
                            1999    875,000     1,000,000        22,100              --     130,000           9,600

Robert E. Klatell,          2001    472,409            --        46,914         158,700      28,000          10,200
Executive Vice              2000    470,000       453,000        48,212         193,875      15,000          10,200
President                   1999    450,000       178,000        29,318         152,813      15,000           9,600

Arthur H. Baer(8)           2001    465,000       155,000        22,453              --          --          10,200
President,                  2000    450,000       250,000            --         427,038      40,000          10,200
Arrow Europe                1999         --            --            --              --          --              --

Betty Jane Scheihing,       2001    415,101            --        52,098         140,185      23,500          10,200
Senior Vice President       2000    385,000       332,000        65,180         129,250      12,500          10,200
                            1999    350,000       174,000        31,141         132,438      12,500           9,600

---------------
(1) For both compensation and stock awards, all amounts are shown for the period with respect to which they were earned, and without regard to the period in which they were actually paid or awarded.

(2) Includes amounts deferred under retirement plans.

(3) Includes reimbursement of a portion of the tax liability incurred as a result of the vesting of restricted stock awards and auto allowance, if any.

(4) For each year, includes, the fair market value as of the date of grant of the restricted stock awarded in respect of employment during that year. All such awards vest in four annual installments of 25%, beginning one year after grant. As of December 31, 2001, before the awards granted in respect of employment during 2001, the aggregate number and value of unvested restricted stock awards held by Mr. Scricco, Mr. Klatell, Mr. Baer, and Mrs. Scheihing were 49,071 ($1,467,223), 16,250 ($485,875), 14,750 ($441,025),
    7,750 ($231,725), respectively.

(5) For 2000 and 2001, includes a contribution by Arrow of $5,100 to Arrow's Stock Ownership Plan and a matching contribution by Arrow of $5,100 to Arrow's Savings Plan.

(6) Mr. Kaufman was Chief Executive Officer through June 30, 2000. Mr. Scricco became Chief Executive Officer as of July 1, 2000 and in recognition of his appointment was granted 230,000 stock options.

(7) Compensation with respect to 1999 and 2000 does not include $74,965 and $83,356, respectively, paid to Mr. Scricco as reimbursement for additional expenses incurred in connection with his relocation to Arrow's headquarters. Compensation with respect to 2000 does not include the value of restricted stock awards ($486,523) granted to Mr. Scricco to compensate him for the loss on the sale of his home as part of his original relocation agreement with Arrow.

(8) Mr. Baer ceased to be President, Arrow Europe in October 2001. Compensation with respect to 2000 does not include $35,436 paid to Mr. Baer in connection with his relocation to Europe, income taxes paid on his behalf of $14,180 in connection with his international assignment, and an international cost of living allowance of $67,216. Compensation with respect to 2001 does not include income taxes paid on his behalf of $27,777 in connection with his international assignment, and an international cost of living and repatriation allowance of $96,067.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants during 2001 and early 2002 in respect of employment during 2001.

                                         INDIVIDUAL GRANTS
                         --------------------------------------------------
                         NUMBER OF    % OF TOTAL                                POTENTIAL REALIZABLE VALUE
                         SECURITIES    OPTIONS                                      AT ASSUMED RATES OF
                         UNDERLYING   GRANTED TO                                 STOCK PRICE APPRECIATION
                          OPTIONS     EMPLOYEES    EXERCISE OR                      FOR OPTION TERM(3)
                          GRANTED     IN FISCAL    BASE PRICE    EXPIRATION   -------------------------------
         NAME              (#)(1)        YEAR       ($/SH)(2)       DATE            5%              10%
         ----            ----------   ----------   -----------   ----------   --------------   --------------
Francis M. Scricco          50,000       3.1         $26.38        5/10/11    $      829,510   $    2,102,145
                            73,000       4.5          26.45        2/27/12         1,214,304        3,077,279
Stephen P. Kaufman          17,000       1.1          26.45        2/27/12           282,783          716,627
Robert E. Klatell           28,000       1.7          26.45        2/27/12           465,761        1,180,327
Arthur H. Baer                  --        --             --             --                --               --
Betty Jane Scheihing        23,500       1.5          26.45        2/27/12           390,906          990,631
All shareholders               N/A       N/A            N/A            N/A     1,877,719,113    4,758,521,430
                                                                   Various
All optionees            1,609,600       100          26.20        in 2011        26,521,379       67,210,619
                                                                  and 2012
All optionees value as
  a percent of all
  shareholders value           N/A       N/A            N/A            N/A               1.4              1.4

---------------
(1) All of such grants become exercisable in four annual installments, commencing on the first anniversary of the date of grant, and expire 10 years after the date of the grant.

(2) All at fair market value at date of grant.

(3) Represents gain that would be realized assuming the options were held for the entire 10-year option period and the stock price increased at annual compounded rates of 5% and 10%. Potential realizable values for shareholders are based on 99,857,961 shares outstanding at December 31, 2001 from a base price of $29.90 per share. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on overall market conditions and on the future performance of the company and its common stock. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides information concerning the exercise of stock options during 2001 by a named executive officer and the number and year-end value of the unexercised stock options of each of the named executive officers.

                                                         NUMBER OF             VALUE OF
                                                        UNEXERCISED          UNEXERCISED
                                                        OPTIONS AT           IN-THE-MONEY
                                                          FISCAL              OPTIONS AT
                            SHARES                      YEAR-END(2)       FISCAL YEAR-END(2)
                           ACQUIRED                   ---------------    --------------------
                              ON          VALUE        EXERCISABLE/          EXERCISABLE/
          NAME             EXERCISE    REALIZED(1)     UNEXERCISABLE        UNEXERCISABLE
          ----             --------    -----------    ---------------    --------------------
Francis M. Scricco              --             --     309,500/390,500    $  449,875/1,080,225
Stephen P. Kaufman         736,250      4,949,958     722,500/119,500     5,688,245/1,220,119
Robert E. Klatell           48,000        764,580     150,000/ 58,000      1,277,907/ 337,257
Arthur H. Baer                  --             --       7,500/ 32,500         55,969/ 208,406
Betty Jane Scheihing            --             --     140,000/ 48,500      1,004,860/ 281,622

---------------
(1) Represents the difference between the fair market value of the shares at date of exercise and the exercise price multiplied by the number of options exercised.

(2) Includes stock options awarded in early 2002 in respect of employment during 2001.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     A primary role of the compensation committee (the "committee") is to oversee compensation practices for Arrow's senior executive officers. The committee's responsibilities include reviewing the salaries, benefits, and other compensation of Arrow's senior managers and making recommendations to the full Board of Directors with respect to these matters. The committee is comprised entirely of Board members who are independent, non-employee directors of the company.

     The committee's primary objective in establishing compensation programs and levels for Arrow's key executive officers is to support Arrow's goal of maximizing the value of shareholders' interests in Arrow. To achieve this objective, the committee believes it is necessary to:

     -- Set levels of base compensation that will attract and retain superior executives in a highly competitive environment.

     -- Encourage long-term decision-making that enhances shareholder value by emphasizing grants of stock options and restricted stock, thereby creating a direct link between shareholder value creation and executive compensation.

     -- Provide incentive compensation that varies directly with both company performance and individual contribution to that performance.

COMPONENTS OF COMPENSATION

  Base Salary

     The committee annually reviews each executive officer's base salary. The factors which influence committee determinations regarding base salary include: prevailing levels of pay among executives of the companies in the peer group reflected in the graph on page 15, and of similar companies in other industries from which Arrow recruits executives, internal pay equity considerations, level of responsibilities, prior experience, breadth of knowledge, and job performance.

     In conducting its salary deliberations, the committee does not strictly tie senior executive base pay to a defined competitive standard. Rather, the committee elects to maintain flexibility so as to permit salary recommendations that best reflect the individual contributions made by the company's top executives. Each of the named executive officers has an employment agreement which provides for a minimum base salary. See pages 16 and 17.

     In light of industry conditions, in September 2001 the company initiated a salary reduction plan as one of a number of cost-saving measures. Pursuant to this plan, North American employees earning between $30,000 and $74,999 per year had compensation reduced by 4.6%; those earning between $75,000 and $149,999 had reductions of 7.7%; and those employees earning $150,000 or more had reductions of 10.8%. The salary reduction plan ended in February 2002, except for those employees earning more than $75,000 per year, with respect to whom the program will conclude in May 2002. Accordingly, none of the named executives in North America received the entire amount of their base salaries in 2001.

  Annual Incentives -- 1999 Performance Bonus Plan

     Arrow's 1999 Performance Bonus Plan, a five-year plan, amended and restated in 2000, and approved by shareholders, provides for a performance-based bonus for Arrow's chief executive officer and up to four additional officers, at the discretion of the committee. The maximum bonus to be awarded is determined by a formula based upon net income and the utilization of net working capital. The purpose of the plan is to enable Arrow to motivate the participants to achieve strategic, financial and operating objectives, and to reward contributions toward improvement in financial performance as measured by the level of net income and the ratio of sales to average net working capital of Arrow. The plan sets forth a pre-established bonus formula based upon annual performance goals which establishes the maximum bonus that may be paid in each year. The committee has the discretion to determine the actual amount of the bonus to be paid, which amount may not exceed the maximum bonus calculated under the bonus formula. For 2001, the plan permitted bonuses of $580,720. However, in light of industry conditions and company results, no cash bonuses were awarded under the plan in respect of 2001.

  Annual Incentives -- Management Incentive Compensation Plan

       Each year, for executive officers of Arrow not covered by the Performance Bonus Plan, management, in consultation with the committee, establishes short-term financial goals which relate to one or more indicators of corporate financial performance. For 2001, the short-term incentive award opportunity was contingent upon Arrow attaining specified levels of profitability and asset utilization.

     Incentive targets are established for participating executives under the Management Incentive Compensation Plan ("MICP") based on the participant's level and breadth of responsibility, potential contribution to the success of the company, and competitive considerations. The participant's actual award is determined at the end of the year based on Arrow's actual performance against the predetermined financial goals, as well as the attainment of specific individual goals or contributions to Arrow's success.

     In light of industry conditions and company results, in 2001 none of the MICP targets established for the participating named executive officers was achieved. None of the named executive officers received cash awards in connection with the MICP for 2001.

  Long-Term Incentives

     Arrow reinforces the importance of producing satisfactory returns to shareholders over the long-term through the operation of its Stock Option Plan and its Restricted Stock Plan, each of which was approved by Arrow's shareholders. Stock option and restricted stock awards provide executives with the opportunity to acquire an equity interest in Arrow and align the executive's interest with that of the shareholders to create shareholder value as reflected in growth in the price of Arrow's shares.

     Option exercise prices are equal to 100% of the fair market value of Arrow's shares on the date of option grant and are exercisable in four annual installments. This ensures that participants will derive benefits only as shareholders realize corresponding gains over an extended time period. Options have a maximum term of 10 years.

     Restricted stock is granted to participants in order to help foster a shareholder perspective among the participants. A long-term focus is encouraged and executive retention is reinforced through the four-year vesting schedule to which shares of restricted stock are subject.

     Each year, the committee reviews the history of stock option and restricted stock awards and makes grant decisions based on the committee's assessment of each individual executive's contribution and performance during the year and on competitive compensation practices in comparable companies in those industries from which Arrow recruits its executives.

SUMMARY

     Each year, the Board of Directors and the committee review all elements of cash and non-cash compensation paid to the executive officers of Arrow. The committee manages all elements of executive pay in order to ensure that pay levels are consistent with Arrow's compensation philosophies. In addition, the Board of Directors and the committee administer Arrow's long-term executive compensation programs to ensure that Arrow's objectives of linking executive pay to improved financial performance and increased shareholder value continue to be fostered.

Barry W. Perry, Chairman
Daniel W. Duval
Karen Gordon Mills
Richard S. Rosenbloom

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG ARROW ELECTRONICS, INC., S&P 500 STOCK INDEX AND
                              PEER COMPANIES GROUP

     The following graph compares the performance of Arrow for the periods indicated with the performance of the Standard & Poor's 500 Stock Index and the average performance of a group consisting of Arrow's peer corporations on a line-of-business basis. The corporations making up the peer companies group are Avnet, Inc., Bell Microproducts, Inc., and Pioneer-Standard Electronics, Inc. The graph assumes $100 invested on December 31, 1996 in Arrow, the S&P 500 Stock Index, and the peer companies group. Total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

[LINE GRAPH]

                                                          ARROW               PEER COMPANIES GROUP         S&P 500 STOCK INDEX
                                                          -----               --------------------         -------------------
1996                                                       100                         100                         100
1997                                                       121                         113                         131
1998                                                       100                         100                         166
1999                                                        95                         105                         198
2000                                                       107                          80                         178
2001                                                       112                          92                         155

           ---------------------------------------------------------------------------------------------------
                                                     1996      1997      1998      1999      2000      2001
           ---------------------------------------------------------------------------------------------------
            Arrow                                     100       121       100        95       107       112
            Peer Companies Group                      100       113       100       105        80        92
            S&P 500 Stock Index                       100       131       166       198       178       155

DIRECTORS' COMPENSATION

     The members of the Board of Directors who are not employees receive an annual fee of $40,000 for the term expiring in May 2002 and a fee of $1,500 for each Board of Directors or committee meeting attended. Each non-employee director serving as chairman of any committee receives an additional annual fee of $3,000. In light of industry conditions, the non-employee directors elected to participate in the company's salary reduction efforts by reducing their annual fee by the same percentage as the named executive officers.

     Under the Arrow Non-Employee Directors Stock Option Plan, each non-employee director joining the Board of Directors receives an option to purchase 15,000 shares of Arrow common stock having an exercise price equal to the fair market value of the underlying common stock on the date of grant. Pursuant to such plan, on the date following each annual meeting of shareholders, each non-employee director then serving on the Board of Directors will receive, under the plan, an option to purchase 4,000 shares of Arrow common stock having an exercise price equal to the fair market value of the underlying common stock on the date of grant.

     Under the Arrow Non-Employee Directors Deferral Plan, a percentage of the annual retainer payable to each non-employee director may be withheld by Arrow and paid upon the non-employee director's termination from the Board of Directors. Unless a non-employee director makes a contrary election, 50 percent of the non-employee director's annual retainer fee will be deferred under the plan. Each non-employee director may elect a different percentage or elect not to defer any portion of his or her annual retainer fee. Amounts that are deferred under the plan will be converted into phantom share units of Arrow common stock and the phantom share units will be credited to a recordkeeping account in the name of the non-employee director. Until the time that the phantom share units are paid out, the non-employee director's account will be adjusted to reflect any dividends paid on Arrow common stock. Upon the termination of service on the Board of Directors, each whole phantom share unit credited to the non-employee director's account will be converted into one share of common stock and each fractional phantom share unit will be converted into cash.

EMPLOYMENT AGREEMENTS

     In July 2000, Mr. Scricco entered into an employment agreement with Arrow terminating on December 31, 2003, which is subject to renewal from year to year unless either Arrow or Mr. Scricco elects not to renew. The employment agreement provides for a minimum base salary of $700,000 per year.

     In December 2001, Mr. Kaufman's employment agreement with Arrow, which was entered into in February 1995, was amended to provide for a termination date of July 31, 2002, and an annual base salary of not less than $500,000.

     Mr. Klatell has an employment agreement with Arrow terminating on January 1, 2004, which is subject to renewal from year to year unless either Arrow or Mr. Klatell elects not to renew. The employment agreement provides for a minimum base salary of $425,000 per year.

     Mr. Baer has an employment agreement with Arrow terminating on December 31, 2002. The employment agreement provides for a minimum base salary of $450,000 per year.

     Mrs. Scheihing has an employment agreement with Arrow terminating December 31, 2002, which is subject to renewal from year to year unless either Arrow or Mrs. Scheihing elects not to renew. The employment agreement provides for a minimum base salary of $315,000 per year.

     Arrow has entered into agreements with each of the named executive officers which provide for payments of three times their annualized includible compensation and continuation for up to three years of their benefits if their employment is terminated by the company (other than for cause approved by three-fourths of the directors then serving), if their responsibilities or base salaries are materially diminished, or if certain other adverse changes occur within 24 months following a change of control of Arrow. The amounts payable pursuant to such agreements to the named executive officers (other than Messrs. Kaufman and Klatell) will be reduced, if necessary, to avoid excise tax under Section 4999 of the Code.

UNFUNDED PENSION PLAN

     Arrow maintains the Unfunded Pension Plan for Selected Executives of Arrow Electronics, Inc. (the "SERP"). Under the SERP, the Board of Directors determines those employees who are eligible to participate in the SERP. Such employees will receive at age 60, and upon retirement, an annual pension based on years of service and average levels of compensation, or in a fixed amount in the discretion of the Board. Of the named executives, Messrs. Scricco, Kaufman, and Klatell and Mrs. Scheihing have been designated by the Board as participants in the SERP, with an annual pension amount of $300,000, $454,000, $284,000 and $250,000, per year, respectively. If a designated participant retires between the ages of 55 and 60, the amount of the annual pension is reduced as provided in the SERP. In addition, if there is a change of control of Arrow and the employment of a designated participant who is at least age 50 with 15 years of service is involuntarily terminated other than for cause or disability, or such participant terminates employment for good reason, the participant will receive the maximum annual pension.

CERTAIN TRANSACTIONS

     Spoerle Electronic leases certain of its premises from a partnership in which Mr. Giersch's wife, directly or indirectly, has the entire beneficial interest, and paid aggregate rentals of 5,262,000 Deutsche marks ($2,408,000 based on the average exchange rate during 2001) to the partnership during 2001. The management of Spoerle Electronic believes that such rentals are at fair market value. For the period ending June 30, 2001, Mr. Giersch received 110,000 Euro ($99,000 based on the average exchange rate during 2001) in connection with his services as Chairman of Arrow Europe. Pursuant to a consulting contract with Arrow Europe dated June 30, 2001, and terminable by either party upon six months notice, FLC Consulting GmbH, a corporation in which Mr. Giersch has, directly or indirectly, the entire beneficial interest, received 186,000 Euro ($167,000 based on the average exchange rate during 2001).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Arrow's officers and directors and persons who own more than ten percent of a registered class of Arrow's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Arrow believes that during fiscal year 2001 its officers and directors complied with all applicable
Section 16(a) filing requirements.

 PROPOSED AMENDMENT AND RESTATEMENT OF THE ARROW ELECTRONICS, INC. STOCK OPTION
                                      PLAN

     The Board of Directors believes that the future growth and profitability of Arrow depends, in large measure, on its ability to retain and motivate outstanding employees, advisors, consultants and others providing services to the Company. To further this goal, in 1981 the Board of Directors adopted a stock option plan (the "Arrow Stock Option Plan"), which was approved by Arrow's shareholders in 1982. As so adopted, the Arrow Stock Option Plan provided for the grant of incentive stock options ("ISOs") to purchase shares of Arrow common stock. In 1986, the Arrow Stock Option Plan was amended to also provide for the grant of nonqualified stock options ("ASOs"). ISOs and ASOs are hereinafter occasionally collectively referred to as "Options." The plan has been amended, restated and re-approved over the ensuing years. Most recently, in 1997 the Board of Directors adopted an amendment and restatement of the Arrow Stock Option Plan, subject to shareholder approval (which was obtained on May 15, 1997), which, among other things, increased the aggregate number of shares of Arrow common stock that could be issued pursuant to Options awarded under the Arrow Stock Option Plan and extended the termination date of the Arrow Stock Option Plan to December 31, 2006.

     In order for Arrow to have a sufficient amount of shares available for future option grants under the Arrow Stock Option Plan, on February 27, 2002, the Board of Directors approved an amendment and restatement of the Arrow Stock Option Plan, subject to shareholder approval, which, among other things, increased the aggregate number of shares of Arrow common stock that may be issued pursuant to Options awarded under the Arrow Stock Option Plan by 2,600,000, to a total of 23,600,000 (which represents the aggregate number of shares that can be issued pursuant to Options under the Arrow Stock Option Plan, as adjusted to reflect the October 15, 1997 two-for-one stock split), and increased the population eligible to receive awards under the Arrow Stock Option Plan to include advisors, consultants, and others providing services to the Company (all such non-employees collectively referred to as "Eligible Non-Employees").

     The principal provisions of the Arrow Stock Option Plan, as amended and restated, are summarized below. This summary does not purport to be a complete description of the Arrow Stock Option Plan, and is qualified in its entirety by the terms of the plan itself. A copy of the amended and restated Arrow Stock Option Plan is attached as Annex A and incorporated herein by reference. Defined terms used below have the meanings set forth in the Arrow Stock Option Plan, unless otherwise indicated herein. The Arrow Stock Option Plan is intended to offer a means of becoming owners of shares of Arrow common stock to those employees and Eligible Non-Employees who are most responsible for the growth and profitability of Arrow and thereby encourage them to continue to provide services to the Company. Accordingly, the Board of Directors recommends to the shareholders the approval of the proposed amendment and restatement of the Arrow Stock Option Plan.

SUMMARY OF THE ARROW ELECTRONICS, INC. STOCK OPTION PLAN

     The Arrow Stock Option Plan, as amended and restated, provides for the granting of Options to purchase up to 23,600,000 (as adjusted to reflect the October 15, 1997 two-for-one stock split) shares of Arrow common stock to employees and Eligible Non-Employees. No individual may receive in any calendar year Options with respect to more than 10 percent of the total number of shares available under the plan. Arrow common stock issued pursuant to the Arrow Stock Option Plan may be either authorized but unissued Arrow common stock or reacquired Arrow common stock, or both. The Arrow Stock Option Plan shall be administered by the Board of Directors or by a committee of two or more non-employee directors of Arrow, as may be appointed by the Board of Directors. References to the Board of Directors in the following discussion of the Arrow Stock

Option Plan should be deemed to refer to the committee if at such time a committee has been appointed.

     The Board of Directors shall determine the employees and Eligible Non-Employees to whom grants of Options shall be made under the Arrow Stock Option Plan (collectively "Optionee(s)"), the number of shares of Arrow common stock subject to the Options to be granted to each Optionee selected, the time or times when Options will be granted, the exercise price per share of Arrow common stock and the period during which Options will be exercisable. The exercise price of an Option may not be less than the fair market value of the shares of Arrow common stock on the date the Option is granted. Except in connection with stock splits, reorganizations and other similar events affecting Arrow common stock, the exercise price of any Option, once granted, may not be reduced nor may any Option be repriced either by repricing or cancellation and reissuance without the approval of the shareholders of the Company. ISOs may be granted to employees only. No employee is eligible to receive an ISO if the employee owns stock (including stock the ownership of which is attributed to the employee pursuant to Section 424(d) of the Internal Revenue Code of 1986, as amended) possessing more than 10 percent of the total voting power of all classes of stock of Arrow or a Subsidiary. The aggregate fair market value, determined on the date of grant, of shares of Arrow common stock with respect to which ISOs are granted which are exercisable for the first time by any employee during any calendar year may not exceed $100,000.

     Options granted under the Arrow Stock Option Plan may not be transferred by the Optionee other than by will or by the laws of descent and distribution and such Options may be exercised, during the Optionee's lifetime, only by the Optionee. The terms of an Option may provide that it is exercisable only in specified installments during the Option period. An Option shall be fully vested and exercisable, however, if, in the case of an Option granted to an employee, the employee's employment with Arrow or its subsidiaries is terminated by reason of the employee's death, total and permanent disability (as determined by the Board of Directors), retirement under a retirement plan of Arrow or a Subsidiary at or after the employee's normal retirement date or, with the consent of the Board of Directors, at the employee's early retirement date. In addition, in the event that an employee's employment is terminated as a result of death or total and permanent disability or, as a result of a reduction in force, restructuring, or similar circumstance (in each case, as determined by the Board of Directors), then such employee's Options shall continue to be exercisable (by the employee or the employee's beneficiaries, as the case may be) until the earlier of (i) the first anniversary of such employee's termination or (ii) the end of the original term of the Option. Also, in the event that an employee's employment terminates as a result of retirement, then such employee's Option shall continue to be exercisable until the earlier of (a) the three year anniversary of such employee's retirement or (b) the end of the original term of the Option. In the case of an Option granted to an Eligible Non-Employee, the Board shall determine how long such Option will remain exercisable following the termination of the provision of services.

     Shares of Arrow common stock acquired by an Optionee under the Arrow Stock Option Plan are subject to Arrow's right of first refusal and may not be sold or otherwise disposed of until the Optionee first offers to sell them to Arrow at the market price on the date such offer is received by the Secretary of Arrow. If Arrow fails to accept the offer to purchase the shares of Arrow common stock within seven days after receipt of such offer, such shares will be free of all restrictions under the Arrow Stock Option Plan.

     The Arrow Stock Option Plan provides that if there is any change in the outstanding shares of Arrow common stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, (including extraordinary dividends), the Board of Directors may, in its discretion, and without further shareholder approval, make such adjustments as may be equitably required in the number or kind of shares that may be issued under the plan, in the number or kind of shares which are subject to outstanding Options or in the purchase price per share relating thereto. In addition, in the event of a dissolution or liquidation of Arrow, a sale of substantially all of the assets of Arrow and its Subsidiaries or certain mergers or consolidations (each, a "Corporate Event"), in each case, in which the acquiring entity or surviving corporation does not substitute new and equivalent options for the outstanding Options under the Arrow Stock Option Plan, then upon 10 days prior written notice, each Option outstanding under the Arrow Stock Option Plan shall become fully exercisable and each Optionee may exercise his Options prior to or simultaneously with such Corporate Event.

     The Board of Directors may amend the Arrow Stock Option Plan at any time, but no amendment that increases the aggregate number of shares which may be subject to Options granted pursuant to the Arrow Stock Option Plan or decreases the exercise price of outstanding Options shall be effective unless and until the amendment is approved by the shareholders of Arrow (other than equitable adjustments referred to in the immediately preceding paragraph, which will not constitute amendments).

     The Arrow Stock Option Plan will terminate on December 31, 2006 unless terminated earlier by action of the Board of Directors.

     It is expected that Options will be granted in the future to highly paid corporate officers, employees and Eligible Non-Employees including those persons named in the tables appearing under "EXECUTIVE COMPENSATION AND OTHER MATTERS." Such future grants are not presently determinable. See the tables appearing under "EXECUTIVE COMPENSATION AND OTHER MATTERS" for previous grants and awards.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief and general summary of the United States federal income tax consequences applicable to the Arrow Stock Option Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Arrow Stock Option Plan depend upon various factors, including an individual's own tax status, each Optionee who receives an award under the Arrow Stock Option Plan should consult a tax advisor.

     1. With respect to ASOs: The granting of an ASO to an Optionee will not result in taxable income to the Optionee or a deduction in computing the income tax of Arrow or any Subsidiary. Upon the exercise of an ASO, the excess of the fair market value of the shares acquired over the Option exercise price is (a) taxable to the Optionee as ordinary income and (b) generally deductible in computing Arrow's income tax.

     2. With respect to ISOs: ISOs may only be granted to employees. An employee will not be deemed to receive any ordinary income at the time an ISO is granted or exercised (although the employee's alternative minimum taxable income for the taxable year in which he or she exercises the ISO will increase by the amount of ordinary income the employee would have recognized upon exercise if the ISO had been an ASO). If an employee does not dispose of the shares acquired upon the exercise of an ISO within the two year period beginning on the day after the date of the grant of the ISO or within the one year period beginning on the day after the date of the transfer of the shares to the employee (the period commencing on the date of grant and concluding at the end of the last of those periods, being the "ISO Holding Period"), under present federal income tax law, the gain (if any) on a subsequent sale (i.e., the excess of the proceeds received over the Option exercise price) will be long-term capital gain and any loss will be treated as a long-term capital loss.

     If the employee disposes of the shares within the ISO Holding Period, the disposition is a "disqualifying disposition," and the employee will generally realize ordinary income taxable as compensation in the year of the disqualifying disposition to the extent of the excess of the fair market value of the shares on the date of exercise over the Option exercise price, and the balance, if any, will be long-term or short-term capital gain depending, generally, on whether the shares were held for more than one year after the ISO was exercised. To the extent the employee recognizes compensation income with respect to a disqualifying disposition, Arrow will generally be entitled to a corresponding deduction.

     Limits on Deductions: Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of Arrow in the year for which a deduction is claimed by Arrow (including its Subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of Arrow to claim a deduction for compensation paid to any other executive officer or employee of Arrow (including its Subsidiaries) is not affected by this provision.

     Arrow has structured the Arrow Stock Option Plan so that Arrow may claim a deduction in connection with (i) the exercise of ASOs and (ii) the disposition during the ISO Holding Period by an employee of shares acquired upon the exercise of an ISO, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards.

     Excess Parachute Payments: If the provisions of the Arrow Stock Option Plan relating to a Corporate Event become applicable, certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the Arrow Stock Option Plan or otherwise may cause or result in "excess parachute payments" (as defined in Section 280G(b)(1) of the Code). Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by Arrow. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by Arrow (or a Subsidiary). In addition, certain disqualified individuals may receive reimbursement payments from Arrow to eliminate the adverse effect of such 20% excise tax. Any such reimbursement payments will be compensation income to the recipient subject to additional income and excise taxation, but will not be deductible by Arrow (or any Subsidiary).

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of Arrow common stock is required for the approval of the proposed amendment to the Arrow Stock Option Plan. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against the proposed amendments to the Arrow Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

       PROPOSED AMENDMENT AND RESTATEMENT OF THE ARROW ELECTRONICS, INC.
                             RESTRICTED STOCK PLAN

     To provide an incentive to employees of Arrow to continue their employment with Arrow, in 1979 the Board of Directors adopted, and the shareholders approved, a Restricted Stock Plan (the "Arrow Restricted Stock Plan"). The plan has been amended, restated and re-approved over the ensuing years. Most recently, in 1997 the Board of Directors adopted an amendment and restatement of the Arrow Restricted Stock Plan, subject to shareholder approval (which was obtained on May 15, 1997), which increased the aggregate number of shares that may be awarded under the Arrow Restricted Stock Plan and extended the term of the plan to December 31, 2006.

     Because the Board of Directors wants to ensure that the Arrow Restricted Stock Plan continues to meet the goals for which it was adopted, on February 27, 2002 the Board of Directors adopted an amendment and restatement of the Arrow Restricted Stock Plan, subject to shareholder approval, which increased the aggregate number of shares that may be awarded under the Arrow Restricted Stock Plan by 800,000 to a total of 4,760,000 (which represents the aggregate number of shares that can be issued pursuant to the Arrow Restricted Stock Plan as adjusted to reflect the October 15, 1997 two-for-one stock split). The effectiveness of the above-described proposed amended and restated Arrow Restricted Stock Plan is subject to the approval of Arrow's shareholders at the meeting.

     The principal provisions of the Arrow Restricted Stock Plan, as amended and restated, are summarized below. This summary does not purport to be a complete description of the Arrow Restricted Stock Plan, and is qualified in its entirety by the terms of the plan itself. A copy of the Arrow Restricted Stock Plan is attached as Annex B and incorporated herein by reference. Defined terms used below have the meanings set forth in the Arrow Restricted Stock Plan, unless otherwise indicated. The shares covered by the Arrow Restricted Stock Plan are referred to hereinafter as the "Restricted Shares." The Board of Directors believes that the Arrow Restricted Stock Plan encourages the retention and motivation of employees. Accordingly, the Board of Directors recommends to the shareholders the approval of the proposed amendment and restatement of the Arrow Restricted Stock Plan.

SUMMARY OF THE ARROW ELECTRONICS, INC. RESTRICTED STOCK PLAN

     The Arrow Restricted Stock Plan, as amended and restated, provides for the issuance of up to 4,760,000 Restricted Shares (as adjusted to reflect the October 15, 1997 two-for-one stock split) to employees of Arrow and its Subsidiaries. Restricted Shares issued pursuant to the Arrow Restricted Stock Plan may be either authorized but unissued shares or reacquired shares, or both. The Arrow Restricted Stock Plan shall be administered by the Board of Directors or by a committee of two or more non-employee directors of Arrow, as may be appointed by the Board of Directors. References to the Board of Directors in the following description of the Arrow Restricted Stock Plan should be deemed to refer to the committee, if at such time a committee has been appointed.

     The Board of Directors shall determine the employees to whom awards of Restricted Shares shall be made under the Arrow Restricted Stock Plan (the "Recipients"), the number of Restricted Shares covered by each award and the time or times when awards of Restricted Shares will be made. Restricted Shares may be awarded under the Arrow Restricted Stock Plan to Recipients without such Recipients being required to pay for such Restricted Shares. However, the Board of Directors may require that Restricted Shares be issued only upon payment of a purchase price determined by the Board of Directors but not in excess of $1 per share.

     Restricted Shares awarded pursuant to the Arrow Restricted Stock Plan may not be sold, assigned, transferred, pledged, alienated, hypothecated or otherwise disposed of except as provided in the Arrow Restricted Stock Plan. Except as the Board of Directors may otherwise determine, Restricted Shares awarded under the Arrow Restricted Stock Plan become free of such restrictions with respect to 25% of such Restricted Shares as of each of the first, second, third and fourth anniversaries of the date of award of such Restricted Shares. In addition, such Restricted Shares will become free of such restrictions if the Recipient's employment with Arrow or its Subsidiaries is terminated by reason of the Recipient's death, total and permanent disability, (as determined by the Board of Directors), retirement under a retirement plan of Arrow or a Subsidiary at or after the Recipient's normal retirement date or, with the consent of the Board of Directors, at the Recipient's early retirement date. If a Recipient's employment with Arrow is terminated for any other reason, any Restricted Shares awarded to the Recipient which have not become free of such restrictions (by reason of the expiration of the time periods specified above) will be forfeited to Arrow or, if the Recipient purchased the Restricted Shares, will become subject to optional repurchase by Arrow at the price paid by the Recipient.

     Shares awarded under the Arrow Restricted Stock Plan which become free of the restrictions described in the preceding paragraph will remain subject to Arrow's right of first refusal. Thus, such Restricted Shares may not be sold or otherwise disposed of until the Recipient offers to sell the Restricted Shares to Arrow at the market price per share on the date such offer is received by the Secretary of Arrow. If Arrow fails to accept the offer to purchase such Restricted Shares within seven days after receipt of such offer, the Restricted Shares will be free of all restrictions under the Arrow Restricted Stock Plan.

     Recipients awarded Restricted Shares will have full voting rights on such Restricted Shares and will have the right to receive and retain cash dividends paid on such Restricted Shares from the date of award.

     The Arrow Restricted Stock Plan provides that if there is any change in the outstanding shares of Arrow common stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event (including extraordinary dividends), the Board of Directors may, in its discretion, and without further shareholder approval, make such adjustments as may be equitably required in the number or kind of Restricted Shares that may be issued under the Arrow Restricted Stock Plan, in the number or kind of Restricted Shares which have been awarded under the Arrow Restricted Stock Plan or in the repurchase price per Restricted Share relating thereto; any additional Restricted Shares or other property received in respect of the Restricted Shares issued pursuant to an award under the Arrow Restricted Stock Plan may be subjected to the restrictions imposed by the Arrow Restricted Stock Plan. In addition to the restrictions specified in the Arrow Restricted Stock Plan, the Board of Directors may impose such other restrictions on Restricted Shares issued under the Arrow Restricted Stock Plan as it deems advisable, including restrictions required under applicable securities laws or stock exchange rules or regulations.

     The Board of Directors may amend the Arrow Restricted Stock Plan at any time, but no amendment that increases the aggregate number of Restricted Shares which may be issued pursuant to the Arrow Restricted Stock Plan shall be effective unless and until the amendment is approved by the shareholders of Arrow (other than equitable adjustments referred to in the immediately preceding paragraph which will not constitute amendments).

     The Arrow Restricted Stock Plan will terminate on December 31, 2006 unless terminated earlier by action of the Board of Directors.

     It is expected that awards of Restricted Shares under the Arrow Restricted Stock Plan will be made in the future to highly paid corporate officers and employees, including those named in the tables appearing under "EXECUTIVE COMPENSATION AND OTHER MATTERS." Such future awards are not presently determinable. See the "SUMMARY COMPENSATION TABLE" for previous grants and awards.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief and general summary of the United States federal income tax consequences applicable to the Arrow Restricted Stock Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction. Because the tax consequences of events and transactions under the Arrow Restricted Stock Plan depend upon various factors, including an individual's own tax status, each Recipient who receives an award under the Arrow Restricted Stock Plan should consult a tax advisor.

     A Recipient will not recognize any income upon the award of Restricted Shares unless the Recipient makes an election under Section 83(b) (as described below) of the Internal Revenue Code of 1986, as amended, in respect of such Award, as described below. Unless a Recipient has made an election under Section 83(b) of the Code in respect of any Restricted Shares, any dividends received by the Recipient with respect to Restricted Shares prior to the date the Recipient recognizes income with respect to such award (as described below) must be treated by the Recipient as compensation taxable as ordinary income, and Arrow will generally be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the Recipient. After the terms and conditions applicable to the Restricted Shares are satisfied, or if the Recipient has made an election under Section 83(b) of the Code in respect of the Restricted Shares, any dividends received by the Recipient in respect of such award will be treated as a dividend taxable as ordinary income, and Arrow will not be entitled to a deduction in respect of any such dividend payment.

     Unless a Recipient has made an election under Section 83(b) of the Code at the time the terms and conditions applicable to the Restricted Shares are satisfied, the Recipient will recognize compensation taxable as ordinary income, and Arrow generally will be entitled to a deduction, in an amount equal to the excess of the then fair market value of the shares of common stock for which the terms and conditions applicable to the Restricted Shares have been satisfied over the price the Recipient paid for such shares, if any. The Recipient's tax basis for any such shares of common stock would be the fair market value of such shares on the date such terms and conditions are satisfied.

     A Recipient may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and Arrow will generally be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of such Restricted Shares (determined without regard to any restrictions thereon) on the date of award over the price the Recipient paid for such shares, if any. Such an election must be made by the Recipient not later than 30 days after the date of award. If such an election is made, no income would be recognized by the Recipient (and Arrow will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The Recipient's tax basis for the Restricted Shares received and for any shares of common stock subsequently held in respect thereof would be the fair market value of the Restricted Shares (determined without regard to any restrictions thereon) on the date of award. If a Recipient makes such an election and subsequently all or part of the award is forfeited, the Recipient will not be entitled to a deduction as a result of such forfeiture.

     The holding period for capital gain or loss purposes in respect of the common stock underlying an award of Restricted Shares shall commence when the terms and conditions applicable to the Restricted Shares are satisfied, unless the Recipient who receives an award under the Arrow Restricted Stock Plan makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such Restricted Shares.

     Limits on Deductions: Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of Arrow in the year for which a deduction is claimed by Arrow (including its Subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of Arrow to claim a deduction for compensation paid to any other executive officer or employee of Arrow (including its Subsidiaries) is not affected by this provision. Because Restricted Shares granted under the Arrow Restricted Stock Plan are not deemed to be qualified performance-based compensation under Section 162(m) of the Code, amounts for which Arrow may claim a deduction upon the lapse of any restrictions upon any Restricted Shares will be subject to the limitations on deductibility under Section 162(m).

     Excess Parachute Payments: If any awards granted pursuant to the Arrow Restricted Stock Plan become vested as a result of a change in control, certain compensation payments or other benefits received by "disqualified individuals" (as defined in Section 280G(c) of the Code) under the Arrow Restricted Stock Plan or otherwise may cause or result in "excess parachute payments" (as defined in Section 280G(b)(1) of the Code). Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by Arrow. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by Arrow (or a Subsidiary). In addition, certain disqualified individuals may receive reimbursement payments from Arrow to eliminate the adverse effect of such 20% excise tax. Any such reimbursement payments will be compensation income to the Recipient subject to additional income and excise taxation, but will not be deductible by Arrow (or any Subsidiary).

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of Arrow common stock is required for the approval of the amended and restated Arrow Restricted Stock Plan. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against the amended and restated Arrow Restricted Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                APPROVAL OF ADOPTION OF ARROW ELECTRONICS, INC.
                 2002 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     On February 27, 2002 the Board of Directors adopted the Arrow Electronics, Inc. 2002 Non-Employee Directors Stock Option Plan (the "Directors Option Plan"), the effectiveness of which is subject to the approval of Arrow's shareholders. The Directors Option Plan is intended to replace Arrow's Non-Employee Director Stock Option Plan, which by its terms, terminated on December 31, 2001. The principal provisions of the Directors Option Plan are summarized below. This summary does not purport to be a complete description of the Directors Option Plan and is qualified in its entirety by the terms of the plan itself, a copy of which is attached as Annex C and incorporated herein by reference. Defined terms used below have the meanings set forth in the Directors Option Plan, unless otherwise indicated.

SUMMARY OF THE ARROW ELECTRONICS, INC.
2002 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Directors Option Plan provides for the granting of options ("Director Options") to purchase Arrow common stock to each member of the Board of Directors who is not an employee of Arrow or any Subsidiary of Arrow (each, a "Non-Employee Director"). The amount, timing and other material terms of the Director Options are fixed under the Directors Option Plan. Each Non-Employee Director who is serving on the Board of Directors as of the date immediately following the 2002 Annual Meeting of Shareholders will receive a Director Option to purchase 4,000 shares of Arrow common stock. Each Non-Employee Director who joins the Board at any time after the date immediately following the meeting will receive a Director Option to purchase 15,000 shares of Arrow common stock as of the date he or she first joins the Board. On the date following each annual meeting of shareholders, each Non-Employee Director then serving on the Board will receive a Director Option to purchase 4,000 shares of Arrow common stock. The aggregate number of shares of Arrow common stock authorized to be issued under the Directors Option Plan is 300,000, subject to adjustment in the event of a change in capitalization of Arrow. The exercise price of each Director Option will be equal to the fair market value of the underlying shares as of the grant date of such Director Option. Each Director Option will become exercisable with respect to 50% of the covered shares as of each of the first and second anniversaries of the date the Director Option was granted, provided that the Non-Employee Director continues to serve on the Board as of each such anniversary date. However, in the event of a termination of a Non-Employee Director's service on the Board as a result of the Non-Employee Director's Retirement (which term includes ceasing to serve as a member of the Board of Directors at any time after five years of service), Disability, death or a termination of service within two years following a change in control of Arrow, any Director Options then held by the Non-Employee Director will become fully exercisable. The ordinary term of each Director Option is ten years, but a Director Option may terminate sooner if the Non-Employee Director ceases to serve on the Board. If a Non-Employee Director's service on the Board terminates for any reason other than cause, Retirement, Disability, or death, the Non-Employee Director's Options will terminate 90 days after such termination of service. If a Non-Employee Director's service on the Board terminates for cause, the Non-Employee Director's Options will terminate immediately. If a Non-Employee Director's service on the Board terminates due to Retirement, Disability, or death, the Non-Employee's Director Options will terminate three years after the Non-Employee Director's termination from the Board, but in no event after the expiration of the ten-year term of the Director Option.

     The Directors Option Plan provides that if there is any change in the outstanding shares of Arrow common stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, (including extraordinary dividends), the Board of Directors may, in its discretion, and without further shareholder approval, make such adjustments as may be equitably required in the number or kind of shares that may be issued under the plan, in the number or kind of shares which are subject to outstanding Director Options or in the purchase price per share relating thereto.

     In addition, in the event of a dissolution or liquidation of Arrow, a sale of substantially all of the assets of Arrow and its Subsidiaries or certain mergers or consolidations (each, a "Corporate Event"), in each case, in which the acquiring entity or surviving corporation does not substitute new and equivalent options for the outstanding Director Options under the Directors Option Plan, then upon 10 days prior written notice, each Director Option outstanding under the Directors Option Plan shall become fully exercisable and each Non-Employee Director may exercise his or her Director Options prior to or simultaneously with such Corporate Event.

     The term of the Directors Option Plan is five years ending December 31, 2006. It may be earlier terminated or amended by the Board, except that the Board may not increase the aggregate number of shares available under the Directors Option Plan or the number of shares subject to any Director Option without shareholder approval, other than as permitted under Section 3.6 of the plan. The Board will serve as the administrator of the Directors Option Plan for the purpose of resolving any ambiguities or disputes regarding the terms of the Directors Option Plan or any Director Options granted thereunder.

FEDERAL INCOME TAX CONSEQUENCES

     Arrow has been advised that the following are the federal income tax consequences of the Directors Option Plan. The granting of a Director Option will not result in taxable income to the Non-Employee Director or a deduction in computing the income tax of Arrow or any Subsidiary. Upon exercise of a Director Option, the excess of the fair market value of the shares acquired over the exercise price is (a) taxable to the Non-Employee Director as ordinary income and (b) generally deductible in computing Arrow's income tax.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of Arrow common stock is required for the approval of the Directors Option Plan. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same effect as votes against the adoption of the Directors Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.

                      APPROVAL OF APPOINTMENT OF AUDITORS

     The shareholders will be asked to ratify the appointment of Ernst & Young LLP as Arrow's independent auditors for 2002. Arrow expects that representatives of Ernst & Young LLP will be present at the meeting with the opportunity to make a statement if they desire to do so and that such representatives will be available to answer appropriate inquiries raised at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF SUCH APPOINTMENT.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Arrow anticipates that the next Annual Meeting of Shareholders will be held on or about May 8, 2003. If a shareholder intends to present a proposal at Arrow's Annual Meeting of Shareholders to be held in 2003 and seeks to have the proposal included in Arrow's proxy statement relating to that meeting, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the proposal must be received by Arrow no later than the close of business on December 16, 2002. If a shareholder wishes to present a matter at Arrow's Annual Meeting of Shareholders to be held in 2003 that is outside of the processes of Rule 14a-8, the proposal must be received by Arrow no later than the close of business on March 1, 2003. After that date, the proposal will be considered untimely and Arrow's proxies will have discretionary voting authority with respect to such matter.

                                 OTHER MATTERS

     Management does not expect any matters to come before the meeting other than those to which reference is made in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

                                          By Order of the Board of Directors,

                                               Robert E. Klatell
                                                   Secretary

                                                                         ANNEX A

                            ARROW ELECTRONICS, INC.

                               STOCK OPTION PLAN
          (AS AMENDED AND RESTATED EFFECTIVE AS OF FEBRUARY 27, 2002)

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Arrow Electronics, Inc., a New York corporation (the "Company"), hereby amends and restates its stock option plan for employees, advisors, consultants and others providing services to the Company (collectively, the "Optionees"), as described herein which shall be known as the ARROW ELECTRONICS, INC. STOCK OPTION PLAN, as amended and restated (the "Plan"). The Plan is intended to grant options which qualify as incentive stock options satisfying the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and to grant nonqualified stock options which are not intended to so qualify under said Section 422.

     1.2 Purpose. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of the Company's common stock by those who are largely responsible for the Company's future growth and financial success.

                                   ARTICLE 2

                                  DEFINITIONS

     For purposes of the Plan, the following terms shall have the meanings provided herein:

          2.1 "Board" means the Board of Directors of the Company.

          2.2 "Code" means the Internal Revenue Code of 1986, as amended.

          2.3 "Committee" means the committee appointed by the Board pursuant to
     Section 3.1.

          2.4 "Disability" means total and permanent disability as determined by the Committee.

          2.5 "Eligible Non-Employee" means an advisor, consultant or other non-employee providing services to the Company.

          2.6 "Fair Market Value" means the closing price of a Share reported on the Consolidated Tape (as such price is reported in the Wall Street Journal or if such publication is unavailable then Reuters.)

          2.7 "Incentive Option" means an option granted under the Plan to purchase Shares and which is intended to qualify as an incentive stock option under Section 422 of the Code.

          2.8 "Nonqualified Option" means an option granted under the Plan to purchase Shares and which is not intended to qualify as an Incentive Option.

          2.9 "Option" means, collectively, Incentive Options and Nonqualified Options.

          2.10 "Outside Director" means a director who qualifies as both an Outside Director within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and a Non-Employee Director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

          2.11 "Shares" means shares of the Company's common stock, par value $1 per share.

          2.12 "Subsidiary" means any corporation which qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code or, if applicable, as a "parent corporation" of the Company under Section 424(e) of the Code.

                                   ARTICLE 3

                                 ADMINISTRATION

     3.1 Administration. The Plan shall be administered by the Board. The Board may appoint a Committee consisting solely of two or more Outside Directors to administer the Plan and may, to the full extent permitted by law, authorize and empower such Committee to do any and all things which the Board is authorized and empowered to do with respect to the Plan. All subsequent references herein to the Committee shall be deemed to refer to the Board if at the time there is no Committee serving.

     3.2 Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitations described herein) to select Optionees to be granted Options, to determine the number of Shares subject to, and the terms of, the Options to be granted to each Optionee selected, to determine the time when Options will be granted and the period during which Options will be exercisable, and to prescribe the form of the instruments, if any, embodying Options. The Committee shall be authorized to interpret the Plan and the Options granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

                                   ARTICLE 4

                         ELIGIBILITY AND PARTICIPATION

     Options may be granted only to employees and Eligible Non-Employees of the Company and its Subsidiaries. Incentive Options may be granted only to employees. Any employee of the Company or of a Subsidiary shall be eligible to receive one or more Incentive Options, provided at the time such Incentive Option is granted, he does not own stock (including stock the ownership of which is attributed to him pursuant to Section 424(d) of the Code) possessing more than 10 percent of the total voting power of all classes of stock of the Company or a Subsidiary.

                                   ARTICLE 5

                             SHARES SUBJECT TO PLAN

     5.1 Amount of Stock. There may be issued under the Plan an aggregate of not more than 23,600,000 Shares, subject to adjustment as provided in Section
5.2. Shares issued pursuant to the Plan may be either authorized but unissued Shares or reacquired Shares, or both. In the event that Options shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such lapsed Options. No individual Optionee may receive in any calendar year Options with respect to more than 10% of the aggregate number of Shares that may be issued pursuant to the Plan.

     5.2 Dilution and Other Adjustments. In the event of any change in the outstanding Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event, (including extraordinary dividends), if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of shares that may be issued under the Plan, in the number or kind of shares which are subject to outstanding Options, or in the purchase price per share relating thereto, such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

                                   ARTICLE 6

                        TERMS AND CONDITIONS OF OPTIONS

     6.1 Terms of Options. An Option granted under the Plan shall be in such form as the Committee may from time to time approve. Each Option shall be subject to the terms and conditions provided in this Article 6 and shall contain such additional terms and conditions as the Committee may deem desirable, but in no event shall such terms and conditions be inconsistent with the Plan. In addition, the terms and conditions of Incentive Options shall in all cases be consistent with the provisions of the Code applicable to "incentive stock options" as described in Section 422 of the Code.

     6.2 Option Price. The purchase price per Share under an Option will be determined by the Committee in its discretion, provided, however, that the purchase price per Share under an Option may not be less than the Fair Market Value of a Share at the date the Option is granted. Except as provided in
Section 5.2 the exercise price of an Option, once granted, may not be reduced nor may any Option be repriced either by repricing or cancellation and reissuance without the approval of the shareholders of the Company.

     6.3 Option Period. The period during which an Option may be exercised shall be fixed by the Committee, but no Incentive Option shall be exercisable after the expiration of ten years from the date such Incentive Option is granted and no Nonqualified Option shall be exercisable after the expiration of ten years and one day from the date such Nonqualified Option is granted.

     6.4 Consideration. As consideration for the grant of an Option, each Optionee who is an employee shall state, in writing, his present intention to remain employed with the Company or a Subsidiary continuously for at least one year from the date the Option is granted. No Option shall be exercisable until after the expiration of such one-year period. Except as provided in Section 6.7, an option to an employee can only be exercised while such Optionee remains employed. Such an Optionee shall be deemed to be an employee of the Company or a Subsidiary during any period of military, sick leave or other leave of absence meeting the requirements of Section 1.421-7(h)(2) of the Federal Income Tax Regulations, or similar or successor section.

     6.5 Exercise of Option. An Option may be exercised in whole or in part from time to time during the Option period (or, if determined by the Committee, in specified installments during the Option period) by giving written notice of exercise to the Secretary of the Company specifying the number of Shares to be purchased. Notice of exercise of an Option must be accompanied by payment in full of the purchase price by cash, check or money order payable to the order of the Company or in Shares owned by the Optionee for at least six months, having a Fair Market Value at the date of exercise equal to the purchase price, or in a combination of the foregoing. No Shares shall be issued in connection with the exercise of an Option until the full purchase price is received by the Company. An Optionee shall have the rights of a shareholder only with respect to Shares for which certificates have been issued to him.

     6.6 Nontransferability of Options. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and such Option shall be exercisable, during the Optionee's lifetime, only by the Optionee.

     6.7 Retirement, Death or Disability of an Employee or Termination of an Employee as a result of a Reduction in Force.

     (a) If an Option is exercisable in specified installments as provided in
Section 6.5 and if an employee's employment with the Company and its Subsidiaries terminates by reason of his death, Disability or retirement under a retirement plan of the Company or a Subsidiary at or after his normal retirement date or, with the consent of the Committee, at an early retirement date, his Option shall be exercisable in full, and any restrictions imposed upon the exercise of the Option by reason of any installment requirements shall be of no further force and effect.

     (b) If an employee's employment with the Company or a Subsidiary terminates by reason of his Disability, he may continue to exercise his Options until the earlier of the date one year from such termination of employment or expiration of the option period provided in the Options pursuant to Section 6.3.

     (c) In the event of the death of an employee of the Company or a Subsidiary, or within the one-year period following the employee's termination of employment by reason of Disability, or within the three-year period following the employee's retirement in accordance with subparagraph (d), any Option granted to him shall be exercisable by the executors, administrators, legatees or distributees of his estate, as the case may be. In such case, the Option shall be exercisable to the extent provided in the Option agreement, but in no event shall such agreement provide that the number of Shares remaining subject to the Option be less than the number of Shares purchasable by the employee on the date of his death nor more than the total number of Shares remaining under the Option. The period during which such Option may be exercised shall end on the earlier of the date one year from the employee's death or expiration of the option period provided in the Option pursuant to Section 6.3. In the event an Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased employee, the Company shall be under no obligation to issue Shares unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased employee's estate or the proper legatees or distributees thereof.

     (d) If an employee's employment with the Company and its Subsidiaries terminates by reason of his retirement under a retirement plan of the Company or a Subsidiary at or after his normal retirement date or, with the consent of the Committee, at an early retirement date, he may exercise his Option until the earlier of the date three years from such termination of employment or the expiration of the Option period provided in the Option pursuant to Section 6.3.

     (e) If an employee's employment with the Company or a Subsidiary is terminated as a result of a reduction in force, restructuring or similar circumstance (in each case as determined by the Committee in its sole discretion), he may exercise his Option until the earlier of (i) the date one year from such termination of employment or (ii) the expiration of the Option period provided in the Option pursuant to Section 6.3.

     (f) In the case of an Option granted to an Eligible Non-Employee, the Committee shall determine how long such Option shall be exercisable following the termination of the advisory, consulting or other service relationship with the Company or any Subsidiary.

     6.8 Annual Limitation for Incentive Options. The maximum aggregate Fair Market Value of the Shares of the Company or a Subsidiary (determined as of the date of grant of the Incentive Option) for which Incentive Options are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000 as, and to the extent, required by
Section 422(d) of the Code.

     6.9 Right of First Refusal. Shares acquired under the Plan by an Optionee may not be sold or otherwise disposed of in any way (including a transfer by gift or by reason of the death of the Optionee) until the Optionee (or his legal representative, legatee or distributee of his estate) first offers to sell the Shares to the Company as herein provided. The price per Share at which the Shares shall be offered to the Company shall be the closing price per Share reported on the Consolidated Tape (as such price is reported in The Wall Street Journal or if such publication is unavailable then Reuters) on the date the Optionee's offer is received by the Secretary of the Company. If the Company fails to accept the offer to purchase such Shares within seven days after such date, the Shares shall thereafter be free of all restrictions under the Plan.

     6.10 Withholding. No Option may be exercised, by an employee (or the employee's beneficiaries), unless the employee (or the employee's beneficiaries) has paid, or has made provision satisfactory to the Committee for payment of, federal, state and local income taxes, or any other taxes (other than stock transfer taxes) which the Company may be obligated to collect as a result of such exercise. In its sole discretion, the Committee may permit an employee to satisfy the obligation imposed by this section, in whole or in part, by instructing the Company to withhold up to that number of Shares otherwise deliverable to the employee with a Fair Market Value equal to the amount of tax to be withheld. Any fractional share of common stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid in cash by the employee.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS

     7.1 No Implied Rights. No Optionee or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Optionee any right to be retained by the Company or any Subsidiary or affect any right of the Company or any Subsidiary to terminate any Optionee's relationship with the Company or any Subsidiary.

     7.2 Securities Law Compliance. No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and State securities laws.

     7.3 Ratification of Actions. By accepting any Option or other benefits under the Plan, each Optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

     7.4 Gender. The masculine pronoun means the feminine and the singular means the plural wherever appropriate.

                                   ARTICLE 8

                          AMENDMENTS OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time by the Board but no amendment which (i) increases the aggregate number of Shares which may be issued pursuant to the Plan, or (ii) decreases the exercise price of outstanding Options (other than adjustments pursuant to Section 5.2) shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent.

                                   ARTICLE 9

                                  TERMINATION

     The Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) Upon the adoption of a resolution of the Board terminating the Plan; or

          (b) December 31, 2006.

     No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

                                   ARTICLE 10

                             DISSOLUTION OR MERGER

     Upon a dissolution or liquidation of the Company, or a sale of substantially all of the assets of the Company and its Subsidiaries and the acquiring entity does not substitute new and equivalent options for the outstanding Options hereunder, or a merger or consolidation in which the Company is not to be the surviving corporation and the surviving corporation does not substitute new and equivalent options for the outstanding Options hereunder, (each a "Corporate Event") each Optionee shall be given at least ten days prior written notice of the occurrence of such Corporate Event, every Option outstanding hereunder shall become fully exercisable, and each Optionee may exercise his Option, in whole or in part, prior to or simultaneously with such Corporate Event. Upon the occurrence of any such Corporate Event, any Option not exercised pursuant hereto shall terminate.

                                   ARTICLE 11

                       SHAREHOLDER APPROVAL AND ADOPTION

     The Plan, as amended and restated as of February 27, 2002 shall be submitted to the shareholders of the Company for their approval and adoption. Options granted under the Plan, as amended and restated, may be granted prior to such approval and adoption but contingent upon such approval and adoption. The shareholders of the Company shall be deemed to have approved and adopted the Plan, as amended and restated, only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of New York.

                                                                         ANNEX B

                            ARROW ELECTRONICS, INC.

                             RESTRICTED STOCK PLAN
          (AS AMENDED AND RESTATED EFFECTIVE AS OF FEBRUARY 27, 2002)

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Arrow Electronics, Inc., a New York corporation (the "Company"), hereby amends and restates its restricted stock plan as described herein which shall be known as the ARROW ELECTRONICS, INC. RESTRICTED STOCK PLAN, as amended and restated (the "Plan").

     1.2 Purpose. The Plan is intended to promote the interests of the Company by providing a method pursuant to which employees of the Company and its Subsidiaries (as defined in Section 7.2) may become owners of shares of Arrow Electronics, Inc. common stock, par value $1 per share ("Shares"), under the terms and conditions of, and in the manner contemplated by, this Plan and thereby encourage such employees to continue their employment with the Company or its Subsidiaries.

                                   ARTICLE 2

                                 ADMINISTRATION

     2.1 Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a committee (the "Committee") consisting of two or more directors to administer the Plan and may to the full extent permitted by law, authorize and empower such Committee to do any and all things which the Board is authorized or empowered to do with respect to the Plan. If a Committee is appointed, each member of the Committee shall at all times qualify as a Non-Employee Director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. All subsequent references herein to the Committee shall be deemed to refer to the Board if at the time there is no Committee serving.

     2.2 Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, including, but not limited to, the exclusive authority (within the limitations described herein) to select employees to be granted awards of Shares ("Awards") under the Plan (each employee receiving such an Award being a "Recipient"), to determine the size and terms of the Awards to be made to each Recipient selected, to determine the time when Awards will be granted, and to prescribe the form of the instruments, if any, embodying Awards made under the Plan. The Committee shall be authorized to interpret the Plan and Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

                                   ARTICLE 3

                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. Shares, subject to any restrictions as specified below, may be granted to employees of the Company or a Subsidiary.

     3.2 Restricted Stock Awards. The Committee shall determine the persons to whom Awards, subject to any restrictions as specified below, will be granted, the number of Shares covered by each Award, and the time or times when Awards will be granted. The Committee shall also determine whether a Recipient to whom an Award under this Plan is made shall be required to purchase the Shares subject to the Award from the Company for an amount determined by the Committee, but not in excess of $1 per Share. If payment of such an amount is required, it shall be paid prior to the issuance of the Shares to the Recipient.

                                   ARTICLE 4

                             SHARES SUBJECT TO PLAN

     4.1 Shares Subject to Plan. There may be issued under the Plan an aggregate of not more than 4,760,000 Shares, subject to adjustment as provided in Section 4.2. Shares issued pursuant to the Plan may be either authorized but unissued Shares or reacquired Shares, or both. If any Shares issued under the Plan shall be reacquired by the Company pursuant to Section 5.2, such Shares may again be issued under the Plan.

     4.2 Dilution and Other Adjustments. In the event of any change in the outstanding Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event (including extraordinary dividends), if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the number or kind of shares that may be issued under the Plan pursuant to Section 4.1, in the number or kind of shares which have been awarded to any person hereunder, or in the repurchase price per share relating thereto, (pursuant to Section 5.2) such adjustment shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan. Such adjustment may include subjecting any additional Shares or other property received in respect of the Shares issued pursuant to an Award to the restrictions imposed under the Plan upon such Shares.

                                   ARTICLE 5

                             RESTRICTIONS ON SHARES

     5.1 Transferability. Shares issued pursuant to Section 3.2 may not be sold, assigned, transferred, pledged, alienated, hypothecated or otherwise disposed of as long as the Company has the right to reacquire the Shares as hereinafter provided in this Article 5.

     5.2 Termination of Employment. If a Recipient's employment with the Company and its Subsidiaries terminates for any reason, except as specified in
Section 5.3 prior to the lapse of any restrictions as specified in this Article 5, then:

          (a) if any Shares were transferred to the Recipient without his payment of any purchase price therefor, the Award shall be forfeited and rescinded as to all Shares which are, at the date of such termination of employment, subject to the restrictions imposed hereunder, and the Recipient shall promptly return such Shares to the Company, or

          (b) if any Shares were sold to the Recipient pursuant to Section 3.2, the Company shall have the option, which it may exercise at any time within 90 days after the Recipient's termination of employment, to purchase such Shares from the Recipient at the price per Share at which the Shares were sold to the Recipient.

     5.3 Retirement, Death, Total and Permanent Disability of Employees. If a Recipient's employment with the Company or a Subsidiary terminates by reason of the Recipient's death, total and permanent disability (as determined by the Committee), or retirement under a retirement plan of the Company or a Subsidiary at or after his normal retirement age or, with the consent of the Committee, at an early retirement date, the restrictions imposed upon any Shares pursuant to Sections 5.1 and 5.2 shall lapse and be of no further force and effect. The Shares shall thereafter be freely transferable by the Recipient or the Recipient's estate, subject to the right of first refusal provided for in
Section 5.5.

     5.4 Lapse of Restrictions. Except as otherwise provided above or as the Committee may otherwise determine, Shares subject to an Award under the Plan will become free of the restrictions imposed by Sections 5.1 and 5.2, subject to the Company's right of first refusal as provided for in Section 5.5, according to the following schedule:

          (a) as to 25% of the Shares, on the first anniversary of the date of the Award,

          (b) as to 25% of the Shares, on the second anniversary of the date of the Award,

          (c) as to 25% of the Shares, on the third anniversary of the date of the Award,

          (d) as to 25% of the Shares, on the fourth anniversary of the date of the Award.

     5.5 Right of First Refusal. Shares acquired under the Plan by a Recipient may not be sold or otherwise disposed of in any way (including a transfer by gift or by reason of the death of the Recipient) until the Recipient (or his personal representative) first offers to sell the Shares to the Company as herein provided. The price per Share at which the Shares shall be offered to the Company shall be the closing price per Share reported on the Consolidated Tape (as such price is reported in The Wall Street Journal or if such publication is unavailable then Reuters) on the date the Recipient's offer is received by the Secretary of the Company. If the Company fails to accept the offer to purchase such Shares within seven days after such date, the Shares shall thereafter be free of all restrictions under this Plan.

     5.6 Other Restrictions. The Committee shall impose such other restrictions on any Shares issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the rules or regulations of any stock exchange upon which the Shares or any other class of shares of the Company are then listed, and under any blue sky or securities laws applicable to such Shares.

     5.7 Certificate Legend. In addition to any legend placed on certificates for Shares pursuant to Section 5.6, each certificate representing Shares issued pursuant to the Plan shall bear the following legend or such other legend as may be specified by the Committee:

     "The shares represented by this certificate may not be sold, assigned, transferred, pledged, alienated, hypothecated or otherwise disposed of and are subject to the restrictions on transfer and forfeiture and resale obligations set forth in the Restricted Stock Plan of Arrow Electronics, Inc. (the "Company"), a copy of which is on file with the Secretary of the Company."

                                   ARTICLE 6

                           VOTING AND DIVIDEND RIGHTS

     6.1 Voting Rights. Recipients holding Shares issued hereunder shall have full voting rights on such Shares.

     6.2 Dividend Rights. Recipients holding Shares issued hereunder shall have the right to receive and retain dividends paid thereon, subject to Section 4.2 hereof.

                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS

     7.1 No Implied Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

     7.2 Subsidiary. As used herein, the term "Subsidiary" shall mean any corporation a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company.

     7.3 Securities Law Compliance. No Shares shall be issued hereunder unless counsel for the Company is satisfied that such issuance will be in compliance with applicable Federal and State securities laws.

     7.4 Taxes. A Recipient granted an Award (or his personal representative) shall pay to the Company any amount requested by it in respect of any Federal, State or local income or other taxes required by law to be withheld with respect to the Shares issued to the Recipient. If the amount requested is not promptly paid, the Committee may determine that the Shares are forfeited. In its sole discretion, the Committee may permit a Recipient to satisfy the obligation imposed by this Section, in whole or in part, by delivering to the Company shares of common stock owned by the employee, which for these purposes, shall be valued at the closing price per share reported on the Consolidated Tape (as such price is reported in The Wall Street Journal or if such publication is unavailable then Reuters) as of the last trading date preceding delivery of such shares to the Company.

     7.5 Expenses. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an employee of a Subsidiary of the Company, such Subsidiary shall pay to the Company an amount equal to the fair market value of the Shares, as determined by the Committee, on the date such Shares are no longer subject to the restrictions imposed by Sections 5.1 and 5.2, minus the amount, if any, received by the Company in respect of the purchase of such Shares.

     7.6 Ratification of Actions. By accepting any Award or other benefit under the Plan, each Recipient and each person claiming under or through each Recipient shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

     7.7 Gender. The masculine pronoun means the feminine and the singular means the plural wherever appropriate.

                                   ARTICLE 8

                          AMENDMENTS OR DISCONTINUANCE

     The Plan may be amended at any time and from time to time by the Board but no amendment which increases the aggregate number of Shares which may be issued pursuant to the Plan shall be effective unless and until the same is approved by the shareholders of the Company. No amendment of the Plan shall adversely affect any right of any Recipient with respect to any Award theretofore granted without such Recipient's written consent.

                                   ARTICLE 9

                                  TERMINATION

     This Plan shall terminate upon the earlier of the following dates or events to occur:

          (a) upon the adoption of a resolution of the Board terminating the Plan; or

          (b) December 31, 2006.

     No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

                                   ARTICLE 10

                       SHAREHOLDER APPROVAL AND ADOPTION

     The Plan, as amended and restated as of February 27, 2002 shall be submitted to the shareholders of the Company for their approval and adoption. Shares awarded under the Plan, as amended and restated, may be awarded prior to such approval and adoption but contingent upon such approval and adoption. The shareholders of the Company shall be deemed to have approved and adopted the Plan, as amended and restated, only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of New York.

                                                                         ANNEX C

                            ARROW ELECTRONICS, INC.

                 2002 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment. Arrow Electronics, Inc., a New York corporation (the "Company"), hereby establishes the ARROW ELECTRONICS, INC. 2002 NON-EMPLOYEES DIRECTOR STOCK OPTION PLAN (the "Plan"). The Plan is designed to grant to non-employee directors of the Company stock options which are not intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

     1.2 Purpose. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in the ownership of the Company's common stock by non-employee directors of the Company and to thereby promote the Company's future growth and financial success.

                                   ARTICLE 2

                                  DEFINITIONS

     For purposes of the Plan, the following terms shall have the meanings provided herein:

          2.1 "Board" means the Board of Directors of the Company.

          2.2 "Change in Control" means a change in control with respect to the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the Effective Date, pursuant to
     Section 1 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as (a) any "person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company's outstanding Shares or other securities ordinarily having the right to vote at elections of the directors of the Company ("Voting Securities"); or (b) individuals who constitute the Board as of the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause
     (b), considered as though such person were a member of the Incumbent Board. Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have occurred for purposes of the vesting of any Option if the transaction that would otherwise constitute the Change in Control results in the Optionee to whom such Option was granted acquiring, either alone or together with a group, directly or indirectly, 30% or more of the combined voting power of the Company's Voting Securities.

          2.3 "Disability" means a disability rendering a director unable to serve as a member of the Board, as determined by the Board.

          2.4 "Effective Date" shall mean the date immediately following approval of the Plan by the shareholders of the Company as prescribed under
     Article 8.

          2.5 "Fair Market Value" means the closing price of a Share reported on the Consolidated Tape (as such price is reported in the Wall Street Journal or if such publication is unavailable then Reuters).

          2.6 "Non-Employee Director" means a member of the Board who is not an employee of the Company or any subsidiary of the Company.

          2.7 "Option" means an option granted under the Plan to purchase
     Shares.

          2.8 "Optionee" means any person granted an Option under the Plan.

          2.9 "Qualifying Termination" means a cessation of an Optionee's service on the Board for any reason (or no reason) within twenty-four (24) months following a Change in Control.

          2.10 "Retirement" means retirement of an Optionee from the Board after
     (i) attainment of the mandatory retirement age under the Company's director retirement policy as in effect from time to time, or (ii) five years as a Director.

          2.11 "Shares" means shares of the Company's common stock, par value $1 per share.

                                   ARTICLE 3

                                  OPTION TERMS

     3.1 Option Grants.  The following Options shall be granted under the Plan:

          (a) Each Non-Employee Director serving on the Board as of the Effective Date of the Plan shall receive an Option to purchase 4,000 Shares as of the Effective Date.

          (b) Each Non-Employee Director who becomes a member of the Board after the Effective Date of the Plan shall receive an Option to purchase 15,000 Shares as of the earlier of the date on which he or she is initially elected to serve on the Board by vote of the Company's stockholders or the date on which he or she is initially appointed to serve on the Board pursuant to the Company's bylaws and articles of incorporation as then in effect.

          (c) Each Non-Employee Director serving on the Board as of the date immediately following each annual meeting of the Company's shareholders occurring after the Effective Date of the Plan shall receive an Option to purchase 4,000 Shares as of each such date.

          (d) A former employee of the Company or of a subsidiary of the Company shall be entitled to receive an Option under subsection 3.1(a), (b), and
     (c) provided that he or she qualifies as a Non-Employee Director as of the date that such Option would be granted under the provisions of such subsection.

     3.2 Purchase Price. The purchase price for Shares under each Option shall be equal to 100% of the Fair Market Value of such Shares on the date of grant.

     3.3 Vesting. Each Option shall become exercisable with respect to 50% of the Shares subject thereto effective as of each of the first and second anniversaries of the grant date; provided, that the Optionee continues to serve on the Board as of such dates. Notwithstanding the foregoing, any and all Options held by an Optionee shall become fully (100%) exercisable in the event of the Optionee's Retirement, Disability, Qualifying Termination, death, or upon the earlier occurrence of a Corporate Event, as provided under Article 7. If an Optionee ceases to serve on the Board for any reason other than Retirement, Disability, a Qualifying Termination or death, that portion of an Option which is not then vested shall automatically be forfeited.

     3.4 Duration. Each Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

          (a) If an Optionee's service on the Board terminates for any reason other than cause, Retirement, Disability or death, the Optionee may for a period of ninety (90) days after such termination exercise any Option to the extent, and only to the extent, that such Option or portion thereof has become vested and exercisable in accordance with the terms of the Plan, after which time the Option shall automatically terminate in full.

          (b) If an Optionee's service on the Board terminates for cause, all Options granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

          (c) If an Optionee's service on the Board terminates by reason of the Optionee's Retirement or Disability, the Optionee may, for a period of three (3) years after such termination, exercise any Option in part or in full, after which time the Option shall automatically terminate in full.

          (d) In the event of the death of an Optionee while serving on the Board, any Option granted to the Optionee shall be exercisable (to the extent provided under Section 3.3) by the executors, administrators, legatees or distributees of the Optionee's estate, as the case may be, for a period of three (3) years after the Optionee's death. In the event an Option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper legatees or distributees thereof.

          (e) For purposes of this Section 3.4, an Optionee shall not be deemed to have terminated service on the Board during any period the Optionee continues to serve as an honorary or emeritus Board member.

     3.5 Amount of Stock. There may be issued under the Plan an aggregate of not more than 300,000 Shares, subject to adjustment as provided in Section 3.6. Shares issued pursuant to the Plan may either be authorized but unissued Shares or reacquired Shares, or both. In the event that Options shall terminate or expire without being exercised in whole or in part, the Shares underlying the unexercised portion of such Options may be the subject of future Options granted pursuant to the terms of the Plan.

     3.6 Dilution and Other Adjustments. In the event of any change in the outstanding Shares by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event (including extraordinary dividends), if the Board shall determine, in its sole discretion, that such change equitably requires an adjustment in the number or kind of shares available under the Plan, the number and kind of shares that may be the subject of future Option grants under the Plan, the number or kind of shares which are subject to outstanding Options, or the purchase price per share relating thereto, such adjustment shall be made by the Board and shall be conclusive and binding for all purposes of the Plan.

     3.7 Exercise of Options. An Option may be exercised in whole or in part from time to time during the applicable exercise period by giving written notice of exercise to the Secretary of the Company specifying the number of Shares to be purchased. Notice of exercise of an Option must be accompanied by payment in full of the purchase price either by cash or check or in Shares owned by the Optionee having a Fair Market Value at the date of exercise equal to such purchase price, or in a combination of the foregoing. No Shares shall be issued in connection with the exercise of an Option until full payment therefor has been received by the Company. An Optionee shall have the rights of a shareholder only with respect to Shares for which certificates have been issued to the Optionee.

     3.8 Nontransferability of Options. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution and such Option shall be exercisable, during the Optionee's lifetime, only by the Optionee.

     3.9 Right of First Refusal. Shares acquired under the Plan by an Optionee may not be sold or otherwise disposed of in any way (including a transfer by gift or by reason of the death of the Optionee) until the Optionee (or his legal representative, legatee or distributee of his estate) first offers to sell the Shares to the Company as herein provided. The price per share at which the Shares shall be offered to the Company shall be the Fair Market Value on the date the Optionee's offer is received by the Secretary of the Company. If the Company fails to accept the offer to purchase such Shares within seven (7) days after such date, the Shares shall thereafter be free of all restrictions under the Plan.

                                   ARTICLE 4

                                 ADMINISTRATION

     The Plan is intended to be self-effectuating and does not require the exercise of discretion with respect to the granting or terms of any Options. However, to the extent necessary, the Board shall act as the Plan administrator for the purpose of resolving any ambiguities, claims or disputes arising with respect to the Plan or any agreements or Options under the Plan. As such the Board is authorized to make any rulings and determinations that it deems to be appropriate and consistent with the terms and intent of the Plan and all such rulings and determinations shall be final and binding upon all parties for all purposes. Any member of the Board making a claim or request to the Board with respect to his or her rights or interests under the Plan shall recuse himself or herself from the Board's determination with respect to such claim or request.

                                   ARTICLE 5

                            MISCELLANEOUS PROVISIONS

     5.1 No Implied Rights. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained as a member of the Board.

     5.2 Securities Law Compliance. No Shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and State securities laws.

     5.3 Ratification of Actions. By accepting any Option or other benefits under the Plan, each Optionee and each person claiming under or through the Optionee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken under the Plan by the Company and the Board.

                                   ARTICLE 6

                          AMENDMENTS OR DISCONTINUANCE

     The Plan shall continue in effect until December 31, 2006 unless it is earlier terminated by action of the Board. The Plan may be amended at any time and from time to time by the Board, except that (other than as provided in Section 3.6) no such amendment shall increase the aggregate number of Shares available under the Plan or the number of Shares that may be the subject of the Option grants prescribed under the Plan unless such amendment is approved by the shareholders of the Company. No such termination or amendment of the Plan shall adversely affect any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent.

                                   ARTICLE 7

                                CORPORATE EVENT

     Upon a dissolution or liquidation of the Company, or a sale of substantially all of the assets of the Company and its Subsidiaries in which the acquiring entity does not substitute new and equivalent options for the outstanding Options hereunder, or a merger or consolidation in which the Company is not to be the surviving corporation and the surviving corporation does not substitute new and equivalent options for the outstanding Options hereunder (a "Corporate Event"), each Optionee shall be given at least ten days prior written notice of the occurrence of such Corporate Event, every Option outstanding hereunder shall become fully exercisable, and each Optionee may exercise his Option, in whole or in part, prior to or simultaneously with such Corporate Event. Upon the occurrence of any such Corporate Event, any Option not exercised pursuant hereto shall terminate.

                                   ARTICLE 8

                       SHAREHOLDER APPROVAL AND ADOPTION

     The Plan shall be submitted to the shareholders of the Company for their approval and adoption. The shareholders of the Company shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of New York.

PROXY

                             ARROW ELECTRONICS, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 23, 2002

         The undersigned hereby appoints Stephen P. Kaufman, Robert E. Klatell, and Francis M. Scricco, and any one or more of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of stock of ARROW ELECTRONICS, INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on May 23, 2002, at 11:00 A.M., prevailing local time, at the offices of JPMorganChase, 270 Park Avenue, New York, New York, or any adjournments thereof, as set forth on the reverse hereof.

           PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -




                             YOUR VOTE IS IMPORTANT!

                        YOU CAN VOTE IN ONE OF TWO WAYS:

1. Call TOLL FREE 1-800-435-6710 on a touchtone telephone and then follow the instructions given. There is NO CHARGE to you for this call.

                                       OR

2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

                                                            Please mark
                                                            your votes as   [X]
                                                            indicated in
                                                            this example.

                                                                                             WITHHOLD FOR
                                                                                      FOR         ALL
1.       Authority to vote FOR the election of directors in accordance with the
         accompanying Proxy Statement.                                                [ ]         [ ]

NOMINEES:

01 Daniel W. Duval         02 Carlo Giersch       03 John N. Hanson
04 Stephen P. Kaufman      05 Roger King          06 Robert E. Klatell
07 Karen Gordon Mills      08 Barry W. Perry      09 Richard S. Rosenbloom
10 Francis M. Scricco      11 John C. Waddell

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                                                                                      FOR    AGAINST     ABSTAIN
2.       Amendment and Restatement of the Arrow Stock Option Plan to increase
         the number of shares authorized to be issued pursuant to options             [ ]      [ ]         [ ]
         awarded thereunder from 21,000,000 shares to 23,600,000 shares and to make certain other modifications to the plan.
                                                                                      FOR    AGAINST     ABSTAIN
3.       Amendment and Restatement of the Arrow Restricted Stock Plan to
         increase the number of shares authorized to be awarded thereunder from       [ ]      [ ]         [ ]
         3,960,000 shares to 4,760,000 shares and to make certain other modifications to the plan.
                                                                                      FOR    AGAINST     ABSTAIN

4.       Adoption of the Arrow Non-Employee Directors Stock Option Plan.              [ ]      [ ]         [ ]

                                                                                      FOR    AGAINST     ABSTAIN
5.       Ratification of the appointment of Ernst & Young LLP as Arrow's
         independent auditors for the fiscal year ending December 31, 2002.           [ ]      [ ]         [ ]

6. In accordance with their discretion upon such other matters as may properly come before the meeting or any adjournments thereof.

THIS PROXY IS BEING SOLICITED BY THE MANAGEMENT AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, IT WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS DESCRIBED IN ITEMS 2, 3, 4 AND 5 ABOVE AND OTHERWISE IN ACCORDANCE WITH THEIR DISCRETION.

DATE_____________________/__________/2002


__________________________________________
Signature

__________________________________________
Signature, if Jointly Held

IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE OR IN OTHER REPRESENTATIVE CAPACITY, PLEASE SIGN NAME AND TITLE.

________________________________________________________________________________
                            - FOLD AND DETACH HERE -

               [PHONE GRAPHIC] VOTE BY TELEPHONE [PHONE GRAPHIC]

                          QUICK *** EASY *** IMMEDIATE
                          24 HOURS A DAY, 7 DAYS A WEEK

             TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                           ON WEDNESDAY, MAY 22, 2002

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

                                    TELEPHONE
                                 1-800-435-6710

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

                                       or

                                      MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

                      IF YOU VOTE YOUR PROXY BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.